Securities Act Registration No. 333-204808

Investment Company Act Registration No. 811-23066

As filed with the Securities and Exchange Commission on March 27, 2018

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

☐	Pre-Effective Amendment No.
☒	Post-Effective Amendment No. 97

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

☒	Amendment No. 100

(Check appropriate box or boxes.)

Northern Lights Fund Trust IV

(Exact Name of Registrant as Specified in Charter)

17605 Wright Street, Omaha, NE 68154

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (402) 895-1600

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, Ohio 43215 614-469-3265 (phone) 614-469-3361 (fax)	Jennifer Farrell Gemini Fund Services, LLC 80 Arkay Drive, Suite 110 Hauppauge, New York 11788 (631) 470-2734 (phone) (631) 813-2884 (fax)

Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective:

() Immediately upon filing pursuant to paragraph (b)

(X) On March 30, 2018 pursuant to paragraph (b)

() 60 days after filing pursuant to paragraph (a)(1)

() On (date) pursuant to paragraph (a)(1)

() 75 days after filing pursuant to paragraph (a)(2)

() On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

() This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Measured Risk Strategy Fund

Class A Shares – MRPAX Class I Shares – MRPIX

a Series of Northern Lights Fund Trust IV

PROSPECTUS

March 30, 2018

Advised by:

Measured Risk Portfolios, Inc.

5405 Morehouse Drive, Suite 230

San Diego, California 92121

www.mrp.fund 1-855-907-3407

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY- Measured Risk Strategy Fund	1
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	5
Investment Objective	5
Principal Investment Strategies	5
Principal Investment Risks	6
Temporary Defensive Positions	8
Portfolio Holdings Disclosure	8
Cybersecurity	8
MANAGEMENT	9
Investment Adviser	9
Portfolio Managers	9
HOW SHARES ARE PRICED	10
HOW TO PURCHASE SHARES	10
HOW TO REDEEM SHARES	13
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	15
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	16
DISTRIBUTION OF SHARES	16
Distributor	16
Distribution Fees	17
Additional Compensation to Financial Intermediaries	17
Householding	17
FINANCIAL HIGHLIGHTS	18
Privacy Notice	20

FUND SUMMARY - Measured Risk Strategy Fund

Investment Objective: The Fund seeks total return from capital appreciation and income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the "How to Purchase Shares" section on page 9 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held less than 60 days)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses	1.57%	1.57%
Acquired Fund Fees and Expenses (1)	0.05%	0.05%
Total Annual Fund Operating Expenses	3.12%	2.87%
Fee Waiver and/or Expense Reimbursement (2)	(0.82)%	(0.82)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.30%	2.05%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2019, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 2.25% and 2.00% for Class A and Class I Shares, respectively. The fee waiver and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis, if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Trust’s Board of Trustees, on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$697	$1,319	$1,965	$3,688
Class I	$208	$812	$1,441	$3,136

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses

1

or in the Example, affect the Fund’s performance. During the fiscal year ended November 30, 2017, the Fund’s portfolio turnover rate was 0.00% of the average value of its portfolio.

Principal Investment Strategies: The Fund seeks capital appreciation by investing in options linked to stock market volatility and seeks income by investing in short-term fixed income securities. The adviser selects volatility-linked options using its proprietary volatility strategy and selects short-term fixed income securities using its fixed income strategy. The Fund invests without restriction as to issuer capitalization or the maturity of an issue. The Fund invests primarily in US investment grade issuers.

Volatility Strategy

Generally, the adviser views stock market volatility as an asset class in its own right. By using proprietary analytical tools, the adviser develops a forecast for changes in stock market volatility. The adviser has developed tools including models that track and calculate volatility, signaling increasing, decreasing, or level volatility conditions. The adviser then attempts to capture capital appreciation related to declining or level volatility conditions.

When the adviser projects declining volatility, the adviser may invest approximately 10-20% of the Fund’s portfolio in short-term options (calls on inverse volatility products, puts on correlated volatility products, or a combination of both) with in-the-money (i.e., below the market price of the underlying asset with respect to a call option or above the market price with respect to a put option), at-the-money (i.e., the strike price is at or about the then-current price of the underlying position), or out-of-the-money (i.e., the option has no intrinsic value and the price of the underlying position needs to move in the anticipated direction in order to get to the strike price). Due to the leverage inherent in options, this position may be equivalent to 100% or more of the Fund’s notional, or absolute, value. For the purposes of the Fund, the adviser considers “short-term” to include options with a duration of less than 60 days. The adviser selects call options on volatility-linked inverse exchange-traded funds and selects put options on volatility-linked exchange-traded funds ("ETFs"). Volatility-linked inverse ETFs are designed to produce returns that are inverse or opposite to the change in volatility. Volatility-linked ETFs are designed to produce returns that track (are positively related to) the change in volatility. Generally, the market views futures contracts on the VIX as representing investors' expectations for the level of volatility of the S&P 500 Index. As described by the CBOE (Chicago Board Options Exchange), VIX is a measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices. Most volatility-linked ETFs have returns related to VIX. The Fund is expected to have an inverse correlation to the VIX and, therefore, when the VIX is flat or declining the Fund is expected to have positive returns when the risk is on. Conversely, when the VIX is increasing, the Fund is expected to have negative returns. A rapid increase in the VIX over short periods of time may cause the Fund to incur significant losses. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. The remaining Fund assets are allocated primarily to fixed income securities or cash. However, when the adviser projects rising volatility, the adviser may invest substantially all of the Fund's portfolio in a combination of fixed income securities.

Additionally, regardless of the adviser's forecast for volatility, it allocates a small portion (2% to 5%) of the Fund's portfolio to deep out-of-the money mid-term put options on an inverse ETF or equivalent to hedge against an unexpected and dramatic rise in volatility. For the purpose of this Fund, the adviser considers “longer-term” options to be those with a duration of greater than 60 days but less than 1 year.

Generally, purchased options are sold to adjust portfolio exposure or when the adviser believes the risk inherent in the investment is greater than the potential reward or positive return or when more attractive investments are available.

Fixed Income Strategy

The Fund seeks income by investing, without restriction as to issuer credit quality, in interest-paying short-term fixed income securities. The Fund may invest directly in individual fixed income securities or indirectly through ETFs, mutual funds and money market funds ("Underlying Funds") that invest primarily in fixed income securities. To the extent the adviser allocates a majority of the Fund's fixed income portfolio to ETFs and other Underlying Funds, the Fund will be considered a "fund of funds." The adviser focuses on identifying specific fixed income securities or Underlying Funds that offer the highest yield when compared to a peer group with similar credit quality and maturity.

The adviser re-allocates assets between the two strategies based on the expected change in volatility as indicated by its analysis. The adviser may engage in active and frequent trading of the Fund's portfolio to achieve the Fund's investment objective.

The Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund.

2

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund's net asset value and performance.

The following describes the risks the Fund bears directly or indirectly through investments in Underlying Funds. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Exchange-Traded Funds Risk. The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. This may result in a loss. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices. ETFs in which the Fund invests are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETF and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs may also trade at a discount or premium to their net asset value.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

Inverse ETF Risk. Inverse ETFs seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis. Because they reset daily there may be significant price changes associated with inverse ETFs. Inverse ETFs may not be able to replicate exactly the inverse of the performance of the indices they track. Inverse ETFs fall in price when reference asset or stock prices are rising. Additionally, inverse ETFs may employ leverage which magnifies the changes in the underlying stock index upon which they are based. Investments in inverse ETFs may increase the potential loss associated with a market correction, or reduce the participation in a market rally depending on the Index or Benchmark the inverse ETF is tied to. During periods of increased price changes, inverse ETFs may not perform in the manner they are designed.

Management Risk. The adviser may be incorrect in its assessment of the intrinsic value of the securities the Fund holds which may result in a decline in the value of Fund shares and failure to achieve its investment objective. The adviser’s assessment of the predictive validity of its projections may prove incorrect. The Fund's portfolio managers use qualitative analyses and/or statistical tools including models. Any imperfections or limitations in such analyses and tools could affect the ability of the portfolio managers to implement strategies.

Non-Diversification Risk. The Fund's portfolio may focus on a limited number of investments and will be subject to potential for more volatility than a diversified fund.

Options Risk. There are risks associated with the purchase of call and put options. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

Securities Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously.

Underlying Funds Risk. The Underlying Funds in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks.

Performance: The bar chart and performance table below show the variability of the Fund's returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund's Class I shares for each full calendar year since the Fund's inception. Returns for Class N shares, which are not presented, will vary from the returns of Class I shares. The performance table compares the performance of the Fund's Class I shares over time to the performance of a broad-based securities market index. You should be aware that the Fund's past performance (before

3

and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.mrp.fund or by calling 1-855-907-3407.

Performance Bar Chart Class I

Calendar Year Ended December 31

Best Quarter: 1st Quarter 2017 Worst Quarter: 3rd Quarter 2017	21.00% (4.38)%

Performance Table

Average Annualized Total Returns

(For periods ended December 31, 2017)

	One Year	Since Inception of the Fund (05-31-16)
Class I Return before taxes	22.17%	21.97%
Class I Return after taxes on distributions	17.84%	17.68%
Class I Return after taxes on distributions and sale of Fund shares	14.28%	15.74%
Index – S&P 500 Total Return Index	21.83%	21.05%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Investment Adviser: Measured Risk Portfolios, Inc.

Portfolio Managers: Larry Kriesmer, President and Chief Compliance Officer of the adviser and Bernard Surovsky, Chief Investment Officer of the adviser have served the Fund as portfolio managers since it commenced operations in 2016.

4

Purchase and Sale of Fund Shares: The minimum initial investment in the Fund for Class A shares is $2,500 for all account types, and the minimum subsequent investment is $50 and the minimum initial investment for Class I shares is $100,000 for all account types and the minimum subsequent investment is $5,000. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE: The Fund seeks total return from capital appreciation and income.

The Fund's investment objective may be changed without shareholder approval upon 60 days' written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund seeks capital appreciation by investing in exchange-traded short-term put and call options linked to stock market volatility-based exchange-traded funds ("ETFs"); primarily the Chicago Board of Options Exchange’s Volatility Index (commonly referred to as “VIX”). The Fund seeks income by investing in short-term fixed income securities. The adviser selects volatility-linked puts and calls using its proprietary volatility strategy and selects short-term fixed income securities using its fixed income strategy. The Fund invests without restriction as to issuer capitalization or the maturity of an issue. The Fund invests primarily in US investment grade issuers.

Volatility Strategy

The adviser views stock market volatility as an asset class in its own right that can be managed as part of an investment strategy. Generally, the market views futures contracts on the VIX as representing investors' expectations for the level of volatility of the S&P 500 Index. As described by the CBOE, VIX is a proprietary measure of investors' expectations of the level of volatility of the S&P 500 Index. For the ten-year period ended November 30, 2016, the VIX had a value of 9.89 - 80.86. Relative to the S&P 500 Index, the value of the VIX represents a much greater range and, therefore, greater potential volatility. This volatility, coupled with the capacity for greater upside movement of the VIX has historically experienced increased risk in the Fund’s strategy. The adviser monitors the value of the VIX and VIX futures, by using proprietary analytical tools, the adviser develops a forecast for changes in stock market volatility. The adviser has developed tools including models that track and calculate volatility, signaling increasing, decreasing or level volatility. The adviser then focuses on capturing capital appreciation related to declining or level volatility conditions. The Fund is expected to have an inverse correlation to the VIX and, therefore, when the VIX is flat or declining the Fund is expected to have positive returns. Conversely, when the VIX is increasing, the Fund is expected to have negative returns. A rapid increase in the VIX over short periods of time may cause the Fund to incur significant losses. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously.

When the adviser projects declining volatility, the adviser may invest approximately 10-20% of the Fund’s portfolio in a combination of short-term exchange-traded put and call options with in-the-money, at-the-money, or out-of-the-money strike prices. Due to the leverage inherent in options, this position may be equivalent to 100% of the Fund’s notional, or absolute, value. For the purposes of the Fund, the adviser considers “short-term” to include options with a duration of less than 60 days. The adviser selects call options on volatility-linked inverse ETFs and selects put options on volatility-linked ETFs. Volatility-linked inverse ETFs are designed to produce returns that are inverse or opposite to the change in volatility. Volatility-linked ETFs are designed to produce returns that track (are positive to) the change in volatility. Most volatility related ETFs have returns related to VIX. The adviser selects options that, individually or together, are expected to capture approximately 70% of the price change in the reference ETF when fully allocated. The adviser adjusts options holdings so that the Fund can be expected to capture approximately 70% of the price changes. Because changes in the prices of the reference ETFs, volatility, interest rates as well as the passage of time affect option price sensitivity to the

5

reference ETF, the adviser buys and sells options to maintain targeted exposure. When compared to a fund that invests all its assets in an ETF, the Fund is protected from large losses because it cannot lose more than its investment in options. The remaining Fund assets are allocated primarily to fixed income securities. However, when the adviser projects rising volatility, the adviser invests substantially much of the Fund's portfolio in a combination of fixed income securities or cash.

Fixed Income Strategy

The Fund seeks income by investing in interest-paying short-term fixed income securities. The Fund may invest directly in individual fixed income securities or indirectly through ETFs, mutual funds and money market funds (together "Underlying Funds") that invest primarily in fixed income securities. The Fund invests without restriction as to issuer credit quality. Under normal market conditions, the fixed income portfolio will constitute between 75% and 98% of the Fund's assets and have an average maturity of three-years or less. To the extent the adviser allocates a majority of the Fund's fixed income portfolio to ETFs and other Underlying Funds, the Fund will be considered a "fund of funds." The adviser believes this fixed income strategy will limit losses as well as produce income. The adviser focuses on identifying specific fixed income securities or Underlying Funds that offer the highest yield when compared to a peer group with similar credit quality and maturity. The adviser sells these assets when it believes more attractive investments are available or to increase the Fund's option allocation. The fixed income portfolio is expected to have low turnover.

The Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund.

OTHER INVESTMENTS:

Additionally, regardless of the adviser's forecast for volatility, it may allocate a small portion of the Fund's portfolio to far out-of-the money longer-term call options on the S&P 500 Index Options to capitalize on large, rapid upward movements in the Index. For the purpose of this Fund, the adviser considers “longer-term” options to be those with a duration of greater than 60 days but less than 1 year. Because of the inherent risk associated with a volatility-based strategy, the Fund always maintains this "dislocation hedge" to prevent a total loss in the event of an unexpected and extreme upward spike in volatility. Despite this hedge, and although statistically unlikely, the Fund may experience severe price declines in a single day.

PRINCIPAL INVESTMENT RISKS

The following describes the risks the Fund bears directly or indirectly through investments in Underlying Funds.

Exchange-Traded Funds Risk: ETFs are investment companies, which may be managed or unmanaged, that generally seek to track the performance of a specific index. The value of ETFs can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. ETFs are traded similarly to stocks of individual companies. Although an ETF is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance of its index because of its operating expenses and other factors. ETFs may also trade at a discount or premium to their net asset value. In addition, ETFs have certain inherent risks generally associated with investments in a portfolio of securities, in which the ETF is invested, including the risk that the general level of security prices may decline, thereby adversely affecting the value of each unit of the ETF. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained.

Tracking Risk: Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

Inverse Correlation Risk: Inverse ETFs should lose value as the index or security tracked by such fund's benchmark increases in value; a result that is the opposite from traditional ETFs. Successful use of inverse ETFs requires that the adviser correctly predict short term market movements. If the Fund invests in an inverse ETF and markets rise, the Fund could lose money. Inverse ETFs may also employ leverage such that their returns are more than one times that of their benchmark.

6

Fixed Income Risk: Fixed income risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early or later than expected, potentially reducing the amount of interest payments or extending time to principal repayment). These risks could affect the value of a particular investment possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments. When the Fund invests in fixed income securities the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

Changing Fixed Income Market Risk: During periods of sustained rising rates, fixed income risks may be amplified. Rising rates tend to decrease liquidity, increase trading costs, and increase volatility, all of which may make portfolio management more difficult and costly to the Fund and its shareholders.

Inverse ETF Risk: Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis. Because they reset daily there may be significant volatility associated with inverse ETFs. Inverse ETFs may not be able to replicate exactly the inverse of the performance of the indices they track for a number of reasons, including: the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities; the performance of the Fund and the Index may vary due to asset valuation differences and differences between the ETF’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints and; if used, representative sampling may cause the Fund’s tracking error to be higher than would be the case if the Fund purchased all of the securities in the Index. Inverse ETFs fall in price when stock prices are rising. Additionally, inverse ETFs may employ leverage which magnifies the changes in the underlying stock index upon which they are based. The use of leverage by an ETF increases risk to the Fund. The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Management Risk: The Fund's ability to identify and invest in attractive opportunities is dependent upon the adviser. If one or more key individuals leave, the adviser may not be able to hire qualified replacements or may require extended time to do so. This situation could prevent the Fund from achieving its investment objectives. The Fund's portfolio managers use quantitative analyses and/or statistical tools including models. The adviser's assessment of the predictive validity of its analysis may prove incorrect. Any imperfections or limitations in such analyses could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and tools make simplifying assumptions that limit their efficacy. Models and “signals” derived from the adviser’s analysis that appear to explain prior market data can fail to predict future market events. Further, the data used in tools and analysis may be inaccurate and/or it may not include the most recent information about a company or a security.

Non-Diversification Risk: The Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Risk: Purchased put options may decline in value due to rises in the price of the underlying security, passage of time and changes in volatility. Purchased call options may decline in value due to drops in the price of the underlying security, passage of time and changes in volatility. The Fund may lose some or all of the put (call) option premium paid if the underlying security does not decrease (increase) in value prior to expiration. Put options may not be an effective hedge because they may have imperfect correlation to the value of the Fund's portfolio securities. Purchased put options may decline in value due to changes in price of the underlying security, passage of time and changes in volatility.

Securities Market Risk: This is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously, although equity securities generally have greater price volatility than fixed income securities. Despite gains in some markets after steep declines during certain periods of 2008-2009, negative conditions and price declines may return unexpectedly and dramatically. In addition, the Fund could experience a loss when selling securities in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities sold.

Stock market risk is the risk that the value of equity securities may decline. Stock prices change daily, sometimes rapidly, in response to company activity and general economic and market conditions. Certain stocks may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. Stock prices may also experience greater volatility during periods of challenging

7

market conditions such as the one that the market recently experienced. Additional stock market risk may be introduced when a particular equity security is traded on a foreign market. For more detail on the related risks involved in foreign markets, see Foreign Investment Risk above.

Bond market risk includes the risk that the value and liquidity of debt securities may be reduced under certain circumstances. Bond prices can change daily, sometimes rapidly, in response to issuer activity and general economic and credit market conditions. Bond prices can be volatile and there can be severe limitations in the ability to value or sell certain bonds, including those that are of higher credit quality, during periods of reduced credit market liquidity such as the one that the market recently experienced.

Underlying Funds Risk: The Underlying Funds in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks. Additional risks of investing in Underlying Funds are described below:

•	Management Risk: When the Fund invests in Underlying Funds there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund.
•	Mutual Fund Risk. Mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing will be higher than the cost of investing directly in a mutual fund and may be higher than other mutual funds that invest directly in stocks and bonds. Mutual funds are also subject management risk because the adviser to the underlying mutual fund may be unsuccessful in meeting the fund's investment objective and may temporarily pursue strategies which are inconsistent with the Fund's investment objective.
•	Net Asset Value and Market Price Risk: The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.
•	Strategies Risk: Each Underlying Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.

TEMPORARY DEFENSIVE POSITIONS: To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the Fund may not achieve its investment objective.

PORTFOLIO HOLDINGS DISCLOSURE: A description of the Fund's policies and procedures regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information.

CYBERSECURITY: The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund's business operations, potentially resulting in financial losses; interference with the Fund's ability to calculate its NAV; impediments to trading; the inability of the Fund, the adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund's shareholders); and other parties. In

8

addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT

Investment Adviser: Measured Risk Portfolios, Inc. located at 5405 Morehouse Drive, Suite 230, San Diego, California 92121, serves as the Fund's investment adviser. The adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The adviser is a California corporation formed in 2002. Its clients are primarily individuals and corporations. As of November 30, 2017 it had approximately $154,000,000 in asset under management.

Subject to the supervision of the Fund's Board of Trustees, the adviser is responsible for managing the Fund's investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between the Fund and the adviser.

The management fee set forth in the Fund's Investment Advisory Agreement is 1.25% of the Fund’s average daily net assets, annually, to be paid on a monthly basis. For the fiscal year ended November 30, 2017, after waiver, the adviser earned a fee equal to 0.40% of the Fund’s average daily net assets. In addition to investment advisory fees, the Fund pays other expenses including costs incurred in connection with the maintenance of securities law registration, printing and mailing prospectuses and Statements of Additional Information to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.

The adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least December 31, 2018, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 2.25% or 2.00% of the Fund's average daily net assets attributable to Class A and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis if such recoupment can be achieved within the foregoing expense limits. Fee waiver and reimbursement arrangements can decrease the Fund's expenses and boost its performance. This agreement may be terminated only by the Trust's Board of Trustees, on 60 days' written notice to the Fund's adviser.

A discussion regarding the basis for the Board of Trustees' approval of the advisory agreement will be available in the Fund's first annual or semi-annual report to shareholders.

Portfolio Managers: Larry Kriesmer, President and Chief Compliance Officer of the adviser and Bernard Surovsky, Chief Investment Officer of the adviser have served the Fund as its portfolio managers since it commenced operations in 2016.

Larry Kriesmer. Larry Kriesmer was born and raised in Saudi Arabia until the age of 18, and graduated from the University of Redlands with a degree in English. He passed the General Securities Representative Series 7 exam in 1986 and has subsequently passed the Series 24 Registered Principal exam and holds the designations of Chartered Life Underwriter (CLU) and Chartered Financial Consultant (ChFC) from the American College. He is a member of the National Association of Insurance and Financial Advisors (NAIFA) and the Society of Financial Service Professionals (FSP). Mr. Kriesmer and Mr. Surovsky formed the adviser in 2007.

Bernard Surovsky. Bernard Surovsky graduated from the University of Cape Town with a Bachelor of Science in Construction Management and Economics. He was born in Cape Town, South Africa and immigrated to the US in 1992. Mr. Surovsky passed the General Securities Representative Series 7 exam in 1996 and holds the designations of Certified Fund Specialist (CFS) from the Institute of Business & Finance. Mr. Kriesmer and Mr. Surovsky formed the adviser in 2007.

The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed and ownership of Fund shares.

9

HOW SHARES ARE PRICED

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the applicable Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined using the "fair value" procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process at least quarterly to assure the policies and procedures were followed.

The Fund may use independent pricing services to assist in calculating the value of the Fund's securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares. In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes: This Prospectus describes two classes of shares offered by the Fund: Class A and Class I shares. The Fund offers these two classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below. The main differences between the share classes are sales charges and ongoing fees. Class A are subject to a maximum sales charge of 4.75%. There is no sales charge for Class I shares. Class A and Class I shares pay an annual fee of up to 0.25% respectively, for distribution and shareholder services expenses pursuant to a plan under Rule 12b-1. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase

10

and the length of time you expect to hold the shares. Each class of shares in the Fund represents interest in the same portfolio of investments within the Fund. The Fund reserves the right to waive sales charges. All share classes may not be available for purchase in all states.

Class A Shares: Class A shares are offered at their public offering price, which is NAV plus an initial sales charge as described below, and is subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares. The minimum initial investment in the Class A shares is $2,500 for all types of accounts and the minimum subsequent investment is $50. There are no sales charges on reinvested distributions. You can qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident. See the discussions of "Right of Accumulation" and "Letter of Intent" below. The following sales charges apply to your purchases of Class A shares of the Fund:

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance(2)
Less than $50,000	4.75%	4.98%	4.25%
$50,000 but less than $100,000	4.50%	4.17%	3.50%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.50%
$1,000,000 and above	None	None	None
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculations used to determine your sales charge.
(2)	Dealer reallowance is the amount of the sales charge paid to dealers for marketing and selling Fund shares.

As shown in the table above, investors that purchase $1,000,000 or more of Fund shares will not pay any initial sales charge on the purchase.

You may be able to buy Class A Shares without a sales charge (i.e. "load-waived") when you are:

•	reinvesting dividends or distributions;
•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;
•	exchanging an investment in Class A Shares of another fund for an investment in the Fund;
•	a current or former director or trustee of the Trust;
•	an employee (including the employee's spouse, domestic partner, children, grandchildren, parents, grandparents, siblings, and any independent of the employee, as defined in section 152 of the Internal Revenue Code) of the Fund's adviser or its affiliates or of a broker-dealer authorized to sell shares of such funds;
•	or purchasing shares through the Fund's adviser; or
•	purchasing shares through a financial services firm (such as a broker-dealer, investment adviser or financial institution) that has a special arrangement with the Fund.

Right of Accumulation

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A shares of the Fund as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

•	an individual;
•	an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or
•	a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Fund’s distributor, Northern Lights Distributors, LLC, at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family

11

members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent

The letter of intent allows you to count all investments within a 13-month period in Class A shares of the Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude the Fund from discontinuing sales of its shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 60 days of the original purchase. To determine the applicable sales charge reduction, you may also include (1) the cost of shares of the Fund which were previously purchased at a price including a front end sales charge during the 90-day period prior to the distributor receiving the letter of intent, and (2) the historical cost of shares of other Funds you currently own acquired in exchange for shares of Funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Fund, the transfer agent and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Class I Shares: Class I shares of the Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. The minimum initial investment in the Class I shares is $100,000 for all types of accounts, and the minimum subsequent investment is $5,000.

Factors to Consider When Choosing a Share Class: When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund's expenses over time in the Fees and Expenses of the Fund section in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares: You may purchase shares of the Fund by sending a completed application form to the following address:

via Regular Mail "Measured Risk Strategy Fund" c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	or Overnight Mail "Measured Risk Strategy Fund" c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 1-855-907-3407 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

12

Automatic Investment Plan: You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 1-855-907-3407 for more information about the Fund's Automatic Investment Plan.

Minimum and Additional Investment Amounts: The minimum initial investment in the Fund for Class A shares is $2,500 for all account types, and the minimum subsequent investment is $50, and the minimum initial investment for Class I shares is $100,000 for all account types and the minimum subsequent investment is $5,000. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund. The Fund reserves the right to waive any investment minimum requirement.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the applicable Fund. The Fund will not accept payment in cash, including cashier's checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Fund's transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. "Good order" means your purchase request includes:

•	the name of the Fund
•	the dollar amount of shares to be purchased
•	a completed purchase application or investment stub
•	check payable to the "Measured Risk Strategy Fund"

Retirement Plans: You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1-855-907-3407 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular Mail "Measured Risk Strategy Fund" c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	or Overnight Mail "Measured Risk Strategy Fund" c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account. The proceeds, which are equal to number of shares times NAV less any applicable deferred sales charges or redemption fees, will be sent by mail to the address designated on your account or sent electronically, via ACH or wire, directly to your existing account in a bank or brokerage firm in the United States as designated on our application. To redeem by telephone, call 1-855-907-3407. The redemption proceeds normally will be sent by mail or electronically within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

13

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Fund's transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan: If your individual account, IRA or other qualified plan account has a current account value of at least $50,000, you may participate in the Fund's Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $500 on specified days of each month into your established bank account. Please contact the Fund at 1-855-907-3407 for more information about the Fund's Automatic Withdrawal Plan.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount is greater than $250,000 or 1% of the Fund's assets. The securities will be chosen by the Fund and valued using the Fund's net asset value pricing procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in "good order." If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Additional Information About Redemptions: The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

Good Order: Your redemption request will be processed if it is in "good order." To be in good order, the following conditions must be satisfied:

•	The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;
•	The request must identify your account number;
•	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
•	If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the applicable Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•	you request a redemption to be made payable to a person not on record with the Fund;
14

•	you request that a redemption be mailed to an address other than that on record with the Fund;
•	the proceeds of a requested redemption exceed $50,000;
•	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
•	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund(s) should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance falls below $2,500, the Fund may notify you that, unless the account is brought up to at least $2,500 within 30 days of the notice, your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $2,500 due to a decline in NAV. The Fund will not charge any redemption fee on involuntary redemptions.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

  Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Trading Policy;
  Assessing a redemption fee on shares held less than 60 days;
  Reject or limit specific purchase requests; and
  Reject purchase requests from certain investors.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of Fund shareholders.

Based on the frequency of redemptions in your account, the adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund's Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or redemptions into the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the adviser will be liable for any losses resulting from rejected purchase orders. The adviser may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing

15

Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income and net capital gains monthly. Both types of distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisers to determine the tax consequences of owning the Fund's shares.

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, (the "Distributor') located at 17605 Wright Street, Omaha, Nebraska 68130, is the distributor for the shares of the Fund. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Shares of the Fund are offered on a continuous basis.

Distribution Fees: The Trust, with respect to the Fund, has adopted the Trust's Master Distribution and Shareholder Servicing Plan for Class A shares (the "Plan"), pursuant to Rule 12b-1 of the 1940 Act, which allows the Fund to pay the Fund's distributor an annual fee for distribution and shareholder servicing expenses of 0.25% of the Fund's average daily net assets attributable to Class A shares. For the current fiscal year the Board has authorized a rate of 0.25% for Class A shares.

The Fund's distributor and other entities are paid under the Plans for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and

16

reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries: The Distributor, its affiliates, and the Fund's adviser and their affiliates may each, its own expense and out of its own assets including legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.

Householding: To reduce expenses, the Fund mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-855-907-3407 on days the Fund are open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

17

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you better understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal period ended November 30, 2017 has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

For the
Period Ended
Class A Shares	November 30, 2017 (1)

Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss (2)	(0.18)
Net realized and unrealized gain on investments and options written and purchased	2.19
Total from investment operations	2.01
Paid-in-Capital From Redemption Fees (3)	0.00
Net asset value, end of period	$12.01
Total return (4,5)	20.10%
Net assets, at end of period (000s)	$7,060
Ratio of gross expenses to average net assets (6,7)	3.07%
Ratio of net expenses to average net assets (7)	2.25%
Ratio of net investment loss to average net assets (7)	(1.65)%
Portfolio Turnover Rate (5,8)	0%

(1)	Measured Risk Strategy Fund commenced operations on December 28, 2016.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount represents less than $0.005 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of all dividends and distributions, if any.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(7)	Annualized.

(8)	Long-term purchases and sales noted during the period; however, none were held at the end of any month during the period.
18

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

For the
Period Ended
Class I Shares	November 30, 2017 (1)

Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss (2)	(0.15)
Net realized and unrealized gain on investments and options written and purchased	2.18
Total from investment operations	2.03
Paid-in-Capital From Redemption Fees (3)	0.00
Net asset value, end of period	$12.03
Total return (4,5)	20.30%
Net assets, at end of period (000s)	$7,333
Ratio of gross expenses to average net assets (6,7)	2.82%
Ratio of net expenses to average net assets (7)	2.00%
Ratio of net investment loss to average net assets (7)	(1.33)%
Portfolio Turnover Rate (5,8)	0%

(1)	Measured Risk Strategy Fund commenced operations on December 28, 2016.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount represents less than $0.005 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of all dividends and distributions, if any.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(7)	Annualized.

(8)	Long-term purchases and sales noted during the period; however, none were held at the end of any month during the period.
19

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. August 2015

WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•         Social Security number and wire transfer instructions

•         account transactions and transaction history

•         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don't share
For joint marketing with other financial companies.	NO	We don't share
For our affiliates' everyday business purposes - information about your transactions and records.	NO	We don't share
For our affiliates' everyday business purposes - information about your credit worthiness.	NO	We don't share
For nonaffiliates to market to you	NO	We don't share

QUESTIONS?	Call 1-402-493-4603

20

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

•   open an account or deposit money

•   direct us to buy securities or direct us to sell your securities

•   seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

•   sharing for affiliates' everyday business purposes – information about your creditworthiness.

•   affiliates from using your information to market to you.

•   sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust IV does not jointly market.

21

Measured Risk Strategy Fund

Adviser	Measured Risk Portfolios 5405 Morehouse Drive, Suite 230, San Diego, CA 92121	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Custodian	The Huntington National Bank 7 East Oval, EA4E62 Columbus, OH 43219	Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115
Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215

Additional information about the Fund is included in the Fund's SAI March 30, 2018. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund's policies and management. Additional information about the Fund's investments will also be available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-855-907-3407. The Fund does not have a website; however information relating to the Fund can be found on the website at www.mrp.fund. You may also write to:

Measured Risk Strategy Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

You may review and obtain copies of the Fund's information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Investment Company Act File # 811-23066

Measured Risk Strategy Fund

a Series of Northern Lights Fund Trust IV

Class A Shares – MRPAX

Class I Shares – MRPIX

STATEMENT OF ADDITIONAL INFORMATION

March 30, 2018

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the combined Prospectus of the Measured Risk Strategy Fund (the "Fund") dated March 30, 2018. The Fund’s Prospectus is hereby incorporate by reference, which means it is legally part of this document. You can obtain copies of the Fund’s Prospectus, annual or semiannual reports without charge by contacting the Fund’s transfer agent, Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 or by calling 855-907-3407. You may also obtain a Prospectus by visiting the website at www.mrp.fund.

TABLE OF CONTENTS

THE FUND	1
TYPES OF INVESTMENTS	2
INVESTMENT RESTRICTIONS	19
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	21
MANAGEMENT	22
CONTROL PERSONS AND PRINCIPAL HOLDERS	27
INVESTMENT ADVISER	28
THE DISTRIBUTOR	31
PORTFOLIO MANAGERS	33
ALLOCATION OF PORTFOLIO BROKERAGE	34
PORTFOLIO TURNOVER	35
OTHER SERVICE PROVIDERS	35
DESCRIPTION OF SHARES	37
ANTI-MONEY LAUNDERING PROGRAM	37
PURCHASE, REDEMPTION AND PRICING OF SHARES	38
TAX STATUS	41
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	47
LEGAL COUNSEL	47
FINANCIAL STATEMENTS	47
APPENDIX A – ADVISER PROXY VOTING POLICIES AND PROCEDURES	A-1

THE FUND

The Measured Risk Strategy Fund is a non-diversified series of Northern Lights Fund Trust IV, a Delaware statutory trust organized on June 2, 2015 (the "Trust"). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the "Board" or "Trustees").

The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund’s investment objective, restrictions and policies are more fully described here and in the Prospectus. The Board may add classes to and reclassify the shares of the Fund, start other series and offer shares of a new fund under the Trust at any time.

The Fund offers two classes of shares; Class A and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Under the Trust's Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

1

TYPES OF INVESTMENTS

The investment objective of the Fund and the descriptions of the Fund’s principal investment strategies are set forth under "Investment Objective, Principal Investment Strategies, Related Risks" in the Prospectus. The Fund’s investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust.

The following pages contain more detailed information about the types of instruments in which the Fund may invest directly or through (i) open-end investment companies (mutual funds), (ii) closed-end funds, (iii) exchange-traded funds ("ETFs"), (iv) limited partnerships, (v) limited liability companies and (vi) other types of pooled investment vehicles (collectively, "Underlying Funds") and strategies Measured Risk Portfolios, Inc. (the “Adviser”) employs in pursuit of the Fund’s investment objective and a summary of related risks.

PRINCIPAL STRATEGIES

Securities of Other Investment Companies

Investments in ETFs and mutual funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in such funds. Due to legal limitations, the Fund will be prevented from: 1) purchasing more than 3% of an investment company's (including ETFs) outstanding shares; 2) investing more than 5% of the Fund’s assets in any single such investment company, and 3) investing more than 10% of the Fund’s assets in investment companies overall; unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired fund) does not exceed the limits on sales loads established by Financial Industry Regulatory Authority (“FINRA”) for funds of funds. In addition to ETFs, the Fund may invest in other investment companies such as open-end mutual funds or exchange-traded funds, within the limitations described above. Each investment company is subject to specific risks, depending on the nature of the fund. ETFs and mutual funds may employ leverage, which magnifies the changes in the underlying stock or other index upon which they are based.

Open-End Investment Companies

The Fund and any "affiliated persons," as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying fund. Accordingly, when affiliated persons hold shares of any of the underlying fund, the Fund’s ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that an underlying fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying Fund’s outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an underlying Fund’s outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund’s total assets.

2

Under certain circumstances an underlying fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying fund(s) are made independently of the Fund and the Adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.

Exchange Traded Funds

ETFs are generally passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and typically provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (“UITs”). Under certain circumstances, the adviser may invest in ETFs, known as "inverse funds," which are designed to produce results opposite to market trends. Inverse ETFs are funds designed to rise in price when stock prices are falling.

ETFs typically have two markets. The primary market is where institutions swap "creation units" in block-multiples of, for example, 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (“NAV”) is calculated. ETFs share many similar risks with open-end and closed-end funds.

Securities Options

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option

3

holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the NYSE Arca Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange and the NASDAQ PHLX.

The Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have paid a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of

4

options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions

Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Fund’s custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the

5

commitment of a large portion of the Fund’s assets to cover or segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options on Futures Contracts

The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Spread Transactions

The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

NON-PRINCIPAL STRATEGIES

Dealer Options

The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, it may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover

6

until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Foreign Securities

Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.  Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Short Sales

The Fund may sell securities short as an outright investment strategy and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

7

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker. A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Equity Securities

Equity securities include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities,

8

including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

High Yield Securities

The Fund may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody's). Other terms used to describe such securities include "lower rated bonds," "non-investment grade bonds," "below investment grade bonds," and "junk bonds." These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of their investments.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

9

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer's financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980's, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund’ investments in lower rated securities.

Real Estate Investment Trusts

The Fund may invest in securities of real estate investment trusts ("REITs"). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as "Equity REITs", "Mortgage REITs" and "Hybrid REITs." An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation.

10

REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Warrants

Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Depositary Receipts

Sponsored and unsponsored American Depositary Receipts ("ADRs"), are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Emerging Markets Securities

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures,

11

which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Certificates of Deposit and Bankers' Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Information on Time Deposits and Variable Rate Notes

Time deposits are issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the depositor on the date specified with respect to the deposit. Time deposits do not trade in the secondary market prior to maturity. However, some time deposits may be redeemable prior to maturity and may be subject to withdrawal penalties.

The commercial paper obligations are typically unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund and the issuer. It permits daily changes in the amounts invested. The Fund, typically, has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount

12

outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct investment arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer (redeemed) on demand within seven days.

Insured Bank Obligations

The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $250,000. The Fund may elect to purchase bank obligations in small amounts so as to be fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Closed-End Investment Companies

The Fund may invest its assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") or, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. A Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. A Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end Fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in

13

the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end Fund’s common shares in an attempt to enhance the current return to such closed-end Fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

United States Government Agencies

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association ("Ginnie Mae"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Farm Credit Banks, the Federal National Mortgage Association ("Fannie Mae"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Ginnie Mae mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., Fannie Mae Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by

14

Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues PCs, which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the "FHFA") announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking

15

to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expect to earn interest income on margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the

16

underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to both Funds’ operation. Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled "Custodian") will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy purchase commitments in the manner described, the Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are

17

otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. the Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by NASDAQ.

Under guidelines adopted by the Trust's Board, the Fund’s Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations ("NRSROs") or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

18

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a "majority of the outstanding shares" of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. The Fund may not:

1. Issue senior securities, except as otherwise permitted under the 1940 Act, and the rules and regulations promulgated thereunder;

2. Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;

3. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities);

4. Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);

5. Invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry or group of industries. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.);

6. Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or

19

other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

7. Make loans to others, except that the Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and sub-participations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, (v) enter into transactions where each loan is represented by a note executed by the borrower, and (vi) make time deposits with financial institutions and invest in instruments issued by financial institutions. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Fund may not:

1. Invest in any issuer for purposes of exercising control or management;

2. Invest in securities of other investment companies except as permitted under the 1940 Act;

3. Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities, which are not readily marketable and repurchase agreements with more than seven days to maturity. However, if more than 15% of Fund assets (defined as net assets plus the amount of any borrowing for investment purposes) are illiquid, the Fund’s investment adviser will reduce illiquid assets such that they do not represent more than 15% of Fund assets, subject to timing and other considerations which are in the best interests of the Fund and its shareholders; or

4. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

5. Purchase any security when outstanding borrowings by the Fund represent more than 5% of its total assets.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to Fundamental Investment Restriction #5, if the Fund invests in one or more investment companies that concentrates its investments in a particular industry, the Fund will examine its other investment company holdings to ensure that the Fund is not indirectly concentrating its investments in a particular industry.

20

Although fundamental investment restriction #7 reserves for the Fund the ability to make loans, there is no present intent to loan money and additional disclosure will be provided if such a strategy is implemented in the future.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust's policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust's shareholders and those of the Trust's affiliates.

The Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, The Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

The Fund may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential and is prohibited from trading on material non-public information.

The Adviser. Personnel of the adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the adviser to provide their management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Gemini Fund Services, LLC. Gemini Fund Services, LLC is the transfer agent, fund accountant, administrator and custody administrator for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

The Huntington National Bank. The Huntington National Bank is custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Cohen & Company, Ltd. Cohen and Company, Ltd. is the Fund’s independent registered public accounting firm; therefore, its personnel have access to the Fund’s portfolio holdings in connection

21

with auditing of the Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.

Thompson Hine LLP. Thompson Hine LLP is counsel to the Fund; therefore, its personnel have access to the Fund’s portfolio holdings in connection with review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust's policies on disclosure of portfolio holdings will protect The Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust's By-laws (the "Governing Documents"), which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of three (3) individuals, each of whom are not "interested persons" (as defined under the 1940 Act) of the Trust or any investment adviser to any series of the Trust ("Independent Trustees"). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Joseph Breslin, who has served as the Chairman of the Board since July 2015. The Board of Trustees is comprised of four independent Trustees. Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust’s Agreement and Declaration of Trust and By-

22

Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its funds and each shareholder.

Board Risk Oversight

The Board of Trustees has a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information. The primary purposes of the Nominating and Governance Committee are to consider and evaluate the structure, composition and operation of the Board, to evaluate and recommend individuals to serve on the Board of the Trust, and to consider and make recommendations relating to the compensation of the Trust’s independent trustees.  The Nominating and Governance Committee may consider recommendations for candidates to serve on the Board from any source it deems appropriate.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Breslin has over 20 years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate based, in part, upon his years of service as an officer and/or Trustee to other registered investment companies. Thomas Sarkany is qualified to serve as a Trustee based on his experience in various business and consulting positions, and through his experience from service as a board member of the Trust and other investment companies. Since 2010, he has been the President of a financial services firm and from 1994 through 2010, held various roles at a publicly held company providing financial research, publications and money management services to retail and institutional investors, including Director of Marketing and Asset Management, Director of Index Licensing, and member of the Board of Directors. In addition to his service as a Trustee of the Trust, Mr. Sarkany serves as a trustee of the Northern Lights Fund Trust II and has previously served as a director of certain public companies. Charles R. Ranson has more than 20 years’ experience in strategic analysis and planning, risk assessment, and capital formation in the operation of complex organizations and entrepreneurial ventures. In addition to his service to the Trust, Mr. Ranson serves as an independent trustee to another mutual fund complex. Each Trustee’s ability to perform his duties effectively also has been enhanced by his educational background and professional training. The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

23

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Joseph Breslin Year of Birth: 1953	Independent Trustee and Chairman of the Board since 2015	President and Consultant, J.E. Breslin & Co. (management consulting firm to investment advisers), 2009 to present.	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Director, Kinetics Mutual Funds, Inc. (since 2000); Trustee, Kinetics Portfolios Trust (since 2000); Trustee, Forethought Variable Insurance Trust; Trustee, BlueArc Multi-Strategy Fund (since 2014)
Thomas Sarkany Year of Birth: 1946	Independent Trustee since 2015	President, TTS Consultants, LLC (financial services), 2010 to present.	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Arrow Investments Trust (since 2014), Arrow ETF Trust (since 2014), Trustee, Northern Lights Fund Trust II (since 2011); Director, Value Line Funds 2008- 2010); Director, Value Line, Inc.(2010-2010; Director, Aquila Distributors (since 1981)
Charles Ranson Year of Birth: 1947	Independent Trustee since 2015	Principal, Ranson & Associates (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures), (since 2003); Consultant, GR Group (since 2008).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Advisors Preferred Trust since November 2012.

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
24

Wendy Wang 80 Arkay Drive Hauppauge, NY 11788 Born in 1970	President since 2015	Senior Vice President, Director of Tax and Compliance Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Sam Singh 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Treasurer since 2015	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC, (2011-2014).	N/A	N/A
Jennifer Farrell 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Secretary since 2017	Senior Paralegal, Gemini Fund Services, LLC (since 2015); Legal Trainer, Gemini Fund Services, LLC (2013-2015).	N/A	N/A
Michael Quain Born in 1957	Chief Compliance Officer	Consultant, Northern Lights Compliance Services, LLC (since 2015); Quain Compliance Consulting, LLC (since 2014); Artio Global Management, LLC (formerly Julius Baer), First Vice President & Chief Compliance Officer (2004-2013).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** As of March 1, 2018, the Trust was comprised of 23 other active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee

25

Charter. The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will not consider shareholder nominees. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the fiscal year ended November 30, 2017, the Audit Committee met six times.

Nominating and Governance Committee

The Board has a Nominating and Governance Committee that consists of all the "interested persons" of the Trust within the meaning of the 1940 Act. The Committee’s responsibilities (which may also be conducted by the Board) include: (i) recommend persons to be nominated or re-nominated as Trustees in accordance with the Independent Trustee's Statement of Policy on Criteria for Selecting Independent Trustees; (ii) review the Funds’ officers, and conduct Chief Compliance Officer searches, as needed, and provide consultation regarding other CCO matters, as requested; (iii) review trustee qualifications, performance, and compensation; (iv) review periodically with the Board the size and composition of the Board as a whole; (v) annually evaluate the operations of the Board and its Committees and assist the Board in conducting its annual self-evaluation; (vi) make recommendations on the requirements for, and means of, Board orientation and training; (vii) periodically review the Board’s corporate Governance policies and practices and recommend, as it deems appropriate, any changes to the Board; (ix) consider any corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board; and (x) supervise counsel for the Independent Directors. Mr. Ranson serves as the Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee operates pursuant to an Nominating and Governance Committee Charter.

Valuation Committee.

The Valuation Committee is responsible for determining, in good faith, the fair value of securities and other assets of a Fund for which market quotations are not readily available, subject to the supervision and oversight of the Trust’s Board.  Such determinations are reported to the Trust’s Board.  The Valuation Committee consists of the Trust’s Treasurer or Assistant Treasurer, a representative of the Administrator, and a representative of the Adviser and a member of the Board of Trustees.  Mr. Sarkany serves as the Chairman of the Valuation Committee. The Trust’s Chief Compliance Officer also attends the Valuation Committee meetings. The Valuation Committee meets as necessary when a price for a portfolio security is not readily available .

Compensation

Effective January 1, 2018, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust (each an "Independent Trustee") will receive a quarterly fee of $17,500 to be paid by the Trust within 10 days of the commencement of each calendar quarter for his service as a Trustee of the Board of Trustees and for serving in his respective capacity as Chair of the Audit Committee, Nomination and Governance Committee and Valuation Committee, as well as reimbursement for any reasonable expenses incurred for attending regularly scheduled Board and Committee meetings. Additionally, in the event that an in-person meeting of the Board of Trustees other than its regularly scheduled meetings (a "Special Meeting") is required, each Independent Trustee will receive a fee of $5,000 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the Trust or the relevant series of the Trust or its investment adviser depending on the circumstances necessitating the Special Meeting. The

26

Independent Trustees at their sole discretion shall determine when a particular meeting constitutes a Special Meeting for purpose of the $5,000 fee.

None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees are expected to receive from the Trust during the initial fiscal year ending November 30, 2018. Each Independent Trustee is expected to attend all quarterly meetings during the period. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Estimated Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Estimated Total Compensation From Trust and Fund Complex* Paid to Trustees
Joseph Breslin	$2,153	$0	$0	$2,153
Thomas Sarkany	$2,153	$0	$0	$2,153
Ira Rothblut**	$2,153	$0	$0	$2,153
Charles Ranson	$2,153	$0	$0	$2,153

*There are currently numerous series comprising the Trust. The term “Fund Complex” refers only to the Fund, and not to any other series of the Trust.

** Ira Rothblut resigned from the Board of Trustees of Trust effective October 2, 2017.

Management and Trustee Ownership

As of December 31, 2017, the Trustees and officers, as a group, owned no shares of the Fund or any of the Fund Complex’s outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control.

As of the March 1, 2018, the following shareholders of record owned 5% or more of the outstanding shares of the Fund.

Name & Address	Shares	Percentage of Fund Share Class
Class A Shares
TD Ameritrade Inc. PO Box 2226 Omaha, NE 68103-2226	665,108	98.59%
Class I Shares
TD Ameritrade Inc. PO Box 2226 Omaha, NE 68103-2226	662,689	100.00%

INVESTMENT ADVISER

27

Investment Adviser and Advisory Agreement

Measured Risk Portfolios, Inc., 5405 Morehouse Drive, Suite 230, San Diego, California 92121, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a California corporation formed in 2002. Its clients are Individuals and corporations. As of November 30, 2017, Larry Kriesmer and Bernard Surovsky control the Adviser because each owns more than 25% of the membership interests in the Adviser.

Subject to the authority of the Board of Trustees, the Adviser is responsible for the overall management of the Fund’s investment-related business affairs. Pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust, on behalf of the Fund, the Adviser, subject to the supervision of the Board of the Trust, and in conformity with the stated policies of the Fund, manages the portfolio investment operations of the Fund. The adviser is responsible for assuring that investments are made according to the Fund’s investment objective, policies and restrictions. The Adviser has overall supervisory responsibilities for the general management and investment of the Fund’s securities portfolio, as detailed below, which are subject to review and approval by the Board of Trustees. In general, the Adviser's duties include setting the Fund’s overall investment strategies and asset allocation.

Pursuant to the Advisory Agreement, the Adviser, under the supervision of the Board of Trustees, agrees to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Fund and, as such shall, (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser or its designee, directly, will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.

In addition, the Adviser, subject to the supervision of the Board of Trustees, provides the management and supplemental administrative services necessary for the operation of the Fund. These services include providing assistance in the supervising of relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; assisting in the preparing of all general shareholder communications and conducting shareholder relations; assisting in maintaining the Fund’s records and the registration of the Fund’s shares under federal securities laws and making necessary filings under state securities laws; assisting in developing

28

management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

The Fund pays an annual management fee (computed daily and payable monthly) of 1.25% of the Fund’s average daily net assets to the Adviser pursuant to the Advisory Agreement. For the fiscal period ended November 30, 2017, the Adviser earned $153,506 in advisory fees, of which the adviser waived $104,420 in advisory fees and expenses during the year such that the Adviser received an annual advisory fee, in an amount equal to 0.40% of the Fund’s average daily net assets.

The Adviser has contractually agreed to limit total annual operating expenses of the Fund through March 31, 2019 including the advisory fee, (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and trustees, contractual indemnification of Fund service providers (other than the Adviser)) to 2.25% and 2.00% of the Fund’s average daily net assets attributable to Class A and Class I, respectively, of the Fund’s average daily net assets; subject to possible recoupment from the Fund in future years on a rolling three-year basis if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. Fee waiver and reimbursement arrangements can decrease the Fund's expenses and boost its performance. A discussion regarding the basis for the Board of Trustees' approval of the advisory agreement is available in the Fund's semi-annual report to shareholders dated May 31, 2017.

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund. Under the terms of the Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled ("The Distributor") (c) the fees and certain expenses of the Custodian (as defined under the section entitled "Custodian") and Transfer and Dividend Disbursing Agent (as defined under the section entitled "Transfer Agent"), including the cost of maintaining certain required records of the Fund and of pricing the Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of fidelity and liability insurance, (i) the fees and expenses involved in registering and maintaining registration of the Fund and of shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes, (j) all expenses of shareholders and Trustees' meetings (including travel expenses of trustees and officers of the Trust who are not directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated without penalty on 60 days written notice by a vote of a majority of the Trustees or by the Adviser, or

29

by holders of a majority of the Fund’s outstanding shares (with respect to the Fund). The Advisory Agreement shall terminate automatically in the event of its assignment.

Codes of Ethics

The Trust, the Adviser and the Distributor have each adopted codes of ethics (each a “Code”) under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the Codes, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a code of ethics (the “Trust Code”), which applies only to the Trust's executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Fund; (iii) compliance with applicable governmental laws, rule and regulations; (iv) the prompt internal reporting of violations of the Trust Code to an appropriate person or persons identified in the Trust Code; and (v) accountability for adherence to the Trust Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser or its designee, subject to the Board's continuing oversight. The Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of The Fund and shareholders. The Policies also require the Adviser or its designee to present to the Board, at least annually, the Adviser's Proxy Policies, or the proxy policies of the Adviser's designee, and a record of each proxy voted by the Adviser or its designee on behalf of The Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the Adviser's or its designee’s interests and the Fund’s interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client's directive using the recommendation of an independent third party. If the third party's recommendations are not received in a timely fashion, the Adviser will abstain from voting the securities held by that client's account. A copy of the Adviser's and proxy voting policies is attached hereto as Appendix A.

More information. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund at 855-907-3407; and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling 855-907-3407 and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

30

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an underwriting agreement with the Trust (the "Underwriting Agreement"). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of the FINRA. The offering of the Fund’s shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of the Fund’s shares, will use reasonable efforts to facilitate the sale of the Fund’s shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Fund and may allow concessions to dealers that sell shares of the Fund.

The following table sets forth the total compensation received by the Distributor from the Fund during the fiscal year ended November 30, 2017:

Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
$0	$0	$0	*

*The Distributor received $15,524 from the Adviser as compensation for its distribution services to the Funds.

The Distributor also receives 12b-1 fees from the Funds as described under the following section entitled “Rule 12b-1 Plan”.

Rule 12b-1 Plans

The Trust, with respect to the Fund, has adopted a Master Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans") for Class A shares pursuant to which the Fund is authorized to pay the Distributor, as compensation for Distributor's account maintenance services under the Plans. The Board has approved a distribution and shareholder servicing fee at the rate of up to 0.25% for Class A shares of the Fund’s average daily net assets attributable to the relevant class. For the current fiscal year, the Board has authorized a rate of 0.25% for Class A shares, respectively. Such fees are to be paid by the Fund monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon the Fund’ average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Plans authorize payments to the Distributor as compensation for providing account

31

maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others ("Recipients") to provide these services and paying compensation for these services. The Fund will bear their own costs of distribution with respect to its shares.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund.

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

Actual 12b-1 Expenditures Paid by
Measured Risk Portfolios Shares
During the Fiscal Period Ended November 30, 2017
	Measured Risk Strategies Fund Class A	Measured Risk Strategies Fund Class I
Advertising/Marketing	0	None
Printing/Postage	0	None
Payment to distributor	($118)	$0
Payment to dealers	$15,642	$0
Compensation to sales personnel	0	None
Other	$0	$0
Total	$15,524	$0

The Plans may not be amended to increase materially the amount of the Distributor's compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on the Plans. During the term of the Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plans, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to a Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding

32

voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

PORTFOLIO MANAGERS

Larry Kriesmer, Bernard Surovsky, serve as the portfolio managers of the Fund. As of November 30, 2017, the portfolio managers are responsible for the portfolio management of the following types of accounts in addition to the Fund:

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Larry Kriesmer
Registered Investment Companies	None	0	None	0
Other Pooled Investment Vehicles	None	0	None	0
Other Accounts	453	$140	24	$13.3

TotalOther Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Bernard Surovsky
Registered Investment Companies	None	0	None	0
Other Pooled Investment Vehicles	None	0	None	0
Other Accounts	453	$140	24	$13.3

Conflicts of Interest

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute the Fund’s portfolio trades and/or specific uses of commissions from the Fund’s portfolio trades (for example, research, or "soft dollars", if any). The Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

33

Compensation

Mr. Kriesmer and Mr. Surovsky receive a salary for services. They participate in a Safe Harbor 401k plan with a matching contribution based on eligible salary. As owners of the corporation, which has elected “S” status to be treated as a partnership, any profits (or loss) flow through to them in equal percentage.

Ownership of Securities

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in the Fund as of November 30, 2017.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Measured Risk Strategy Fund
Larry Kriesmer	$100,001-$500,000
Bernard Surovsky	$100,001-$500,000

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio managers, who are employees of the adviser. Each is authorized by the Trustees to allocate the orders placed by them on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the respective adviser or -adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the adviser will take some or all of the following the following into consideration:

•	the best net price available;
•	the reliability, integrity and financial condition of the broker or dealer;
•	the size of and difficulty in executing the order; and
•	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund. In allocating portfolio brokerage, the adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund’s, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

For the fiscal year ended November 30, 2017, the Fund paid brokerage commissions of $85,628.

PORTFOLIO TURNOVER

34

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period. The adviser anticipates the Fund will have an annual portfolio turnover rate of less than 100%. For the fiscal year ended November 30, 2017, the Fund’s portfolio turnover rate was 0%.

OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

Gemini Fund Services, LLC, (“GFS”), which has its principal office at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Fund pursuant to the Fund Services Agreement (the “Agreement”) with the Fund and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement became effective with respect to the Fund as of July 29, 2015 , will remain in effect for two years from the effective date for the Fund, and will continue in effect thereafter for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board. The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including: (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) preparing and maintaining the Trust's operating expense budget to determine proper expense accruals to be charged to the Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinating the Trust's audits and examinations by assisting the Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitating such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Fund; (14) preparing, or cause to be prepared, expense and financial reports; (15) preparing authorizations for the payment of Trust expenses and pay, from

35

Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting The Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS) and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

For the administrative services rendered to the Fund by GFS, the Fund pays GFS an asset based fee, which scales downward based upon net assets. The Fund also pay GFS for any out-of-pocket expenses. For the fiscal year ended November 30, 2017, the Fund paid $33,774 for administrative services.

GFS also provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Fund’s custodian and Adviser; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the fund accounting services rendered to the Fund under the Agreement, the Fund pays GFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets. The Fund also pays GFS for any out-of-pocket expenses. For the fiscal year ended November 30, 2017, the Fund paid $21,763 for fund accounting services.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the Agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For such services rendered to the Fund under the Agreement, the Fund pays GFS an asset based fee, which scales downward based upon net assets. The Fund also pays GFS for any out-of-pocket expenses. For the fiscal period ended November 30, 2017, the Fund paid $24,136 for transfer, dividend disbursing, and shareholder servicing services.

Custodian

The Huntington National Bank, (the "Custodian"), serves as the custodian of the Fund’s assets pursuant to a custody agreement (the "Custody Agreement") by and between the Custodian and the Trust on behalf of the Fund. The Custodian's responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Officer

36

Northern Lights Compliance Services, LLC (“NLCS”), 17605 Wright Street, Suite 2, Omaha, NE 68130, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. NLCS’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the compliance services rendered to the Fund, the Fund pays NLCS a one-time fee plus an annual asset based fee, which scales downward based upon net assets. The Fund also pays NLCS for any out-of-pocket expenses. For the fiscal period ended November 30, 2017, the Fund paid $16,244 for compliance officer services.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal, per-class, dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust's secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

37

Calculation of Share Price

As indicated in the Prospectus under the heading "Net Asset Value," the NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding (on a per-class basis) of the Fund.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation on the primary exchange, or if there has been no sale on such day, at the mean between the current bid and ask prices on such exchange. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

The Fund’s shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one of more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to

38

assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process. This team is composed of one of more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations. As a general principle, the fair value of a security is the amount that the Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from

39

sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of the Fund’s investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board of Trustees Determination. The Board of Trustees meets at least quarterly to consider the valuations provided by fair value team and ratify valuations for the applicable securities. The Board of Trustees considers the reports provided by the fair value team, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

The Trust expects that the New York Stock Exchange (“NYSE”) will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at the public offering price, which is NAV plus any sales charge, or at net asset value per share on a per-class basis (if no sales charges apply) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share plus sales charges, if any.

Redemption of Shares

40

The Fund will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder's right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned is not reasonably practicable or it is not reasonably practicable for the Fund to fairly to determine the value of net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under "Redemptions" in the Prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Waivers of Redemption Fees: The Fund has elected not to impose the redemption fee for:

•	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
•	certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;
•	redemptions or exchanges in discretionary asset allocation, fee based or wrap programs ("wrap programs") that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;
•	redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan including the Fund’s systematic withdrawal plan; involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or
•	other types of redemptions as the Adviser or the Trust may determine in special situations and approved by the Fund’s or the Adviser's Chief Compliance Officer.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify as regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of

41

management or investment practices or policies by any government agency or bureau. By so qualifying, The Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could be carried forward to offset any capital gains for only eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of The Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it may be able to pay a tax penalty on the portion of income that caused to inadvertently violate Subchapter M or it will be treated as a corporation for federal income tax purposes. If treated as a corporation, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain

42

net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain ("capital gain dividends") generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. Shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

A redemption of the Fund’s shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated

43

investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Other Reporting and Withholding Requirements

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, a certain percentage of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

44

Investment by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether they receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to

45

foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

The Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

46

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has selected Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115, as its independent registered public accounting firm for the current fiscal year. The firm provides services including (i) audit of annual financial statements, and (ii) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215, serves as the Trust's legal counsel.

FINANCIAL STATEMENTS

The audited financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report for the Fund for the fiscal year ended November 30, 2017. You can obtain a copy of the Annual Report without charge by calling the Fund at 1-855-907-3407.

47

Adviser Proxy Voting Policies and Procedures

Measured Risk Portfolios, Inc. (“MRP”) has a general policy of not voting proxies on behalf of clients for any securities held in a client’s managed account. However, MRP has been delegated proxy voting responsibility by its affiliated mutual fund, the Measured Risk Strategy Fund (the “Fund”), for proxies solicited on the securities held in the Fund’s portfolio, which is managed by MRP. These policies and procedures, which may be amended from time to time, only apply to the voting of such proxies by MRP. Any proxies received by MRP on behalf of managed account clients, will be promptly forwarded to the client for voting.

SECTION 1 - VOTING RESPONSIBILITY

MRP’s Chief Compliance Officer (“CCO”) has the responsibility of voting the Fund’s proxies received by MRP (the “Responsible Voting Party”). MRP may delegate to a third party vendor, the responsibility to review proxy proposals and make voting recommendations. MRP will ensure that any third party recommendations followed will be consistent with the Proxy Voting Guidelines.

SECTION 2- PROXY VOTING GUIDELINES

The fundamental guidelines followed by MRP in voting proxies on behalf of the Fund is to make every effort to ensure that the manner in which shares are voted is in the best interest of the Fund and the value of the specific investment. We generally believe that portfolio managers that invest in and track particular companies have a unique perspective to make decisions with regard to proxy votes, so we usually rely on their input to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. Therefore, absent “Special Circumstances” of the types described further below, it is the policy of MRP to exercise its proxy voting discretion in accordance with the following guidelines:

Proposals Specific to Mutual Funds

MRP invests a majority of the Fund’s assets in other registered investment companies that are not affiliated with the Fund ("Underlying Funds"), generally under the reliance of Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended (the “1940 Act”) and is therefore required by Section 12(d)(1)(F) of the 1940 Act to vote proxies received from Underlying Funds in a certain manner. Notwithstanding any other guidelines provided in these procedures, it is the policy of MRP to vote all Fund proxies received from Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from Fund shareholders, pursuant to the safe harbor of Section 12(d)(1)(F) of the 1940 Act.

In addition, the Fund may invest in underlying investment companies in excess of the limitations prescribed within the 12d-1 safe harbor. This generally means the Fund is participating in exemptive orders of Underlying Funds and the Trust has signed the requisite participation agreements. In these cases, MRP must follow the exemptive order procedures outlined in the Fund’s 38(a)1 Manual.

 Other Proposals

Proxies received by MRP from issuers of securities held by the Fund that are not Underlying Funds, are initially referred to the Responsible Voting Party for voting. MRP will vote all proxies based upon its policies or instructions. In keeping with its fiduciary obligations to the Fund, MRP will review all proxy proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy proposal received from a non-Underlying Fund issuer will be considered based on the relevant facts and circumstances. MRP may deviate from these general guidelines when it determines that the particular facts and circumstances warrant such deviation to protect the interests of Fund. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can MRP anticipate all future situations. Corporate governance issues are diverse and continually evolving and MRP devotes time and resources to monitor these changes. The following guidelines reflect what MRP believes to be good corporate governance and behavior:

A-1

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that some measure of turnover in board composition typically promotes more independent board action and fresh perspectives on governance. Of greater importance is the skill set of the proposed board member. We will also look at the backgrounds of the directors to gauge their business acumen and any special talent or experience that may add value to their participation on the board.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will pay special attention to efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.	Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

There are arguments both in favor of and against shareholder rights plans, also known as poison pills. For example, such measures may tend to entrench or provide undue compensation to current management, which we generally consider to have a negative impact on shareholder value. Therefore, our preference is for a plan that places shareholder value in a priority position above interests of management.

A-2

Special Circumstances

MRP may choose not to vote proxies in certain situations, such as: 1) where MRP deems the cost of voting would exceed any anticipated benefit to the Fund, or 2) where a proxy is received for a security no longer held in the Fund’s portfolio (i.e., MRP had previously sold the entire position).

Any changes to the Proxy Voting Guidelines must be pre-approved in writing by MRP’s CCO. Any proxies received for issues not covered above will be voted on a case-by-case basis.

SECTION 3 - APPLICATION OF PROXY VOTING GUIDELINES

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, the Responsible Voting Party may vote a proxy contrary to the Proxy Voting Guidelines if it is determined that such action is in the best interests of the Fund. In the exercise of such discretion, the Responsible Voting Party may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. Also, special circumstances or instructions from the Fund may also justify casting different votes.

The Responsible Voting Party will document the rationale for any proxy voted contrary to the Proxy Voting Guidelines. Such information will be maintained as part of the recordkeeping process.

SECTION 4 - CONFLICTS OF INTEREST

MRP may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, MRP and/or one of its, or the Fund’s affiliates may provide investment management, brokerage, underwriting, and related services to accounts owned or controlled by companies whose management is soliciting proxies. MRP, its, or the Fund’s affiliates and/or employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.

If at anytime, any MRP employee and/or the Responsible Voting Party become aware of any type of potential or actual conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the CCO. If it is the CCO who is aware of the conflict, he will report such to the Fund’s CCO. Conflicts of interest will be handled in various ways depending on the type and materiality. This includes:

I.	Where the Proxy Voting Guidelines outline MRP’s voting position, as generally “for” or “against” such proxy proposal, voting will be in accordance with the Proxy Voting Guidelines.

II.	Where the Proxy Voting Guidelines outline MRP’s voting position to be determined on a “case by case” basis for such proxy proposal, or such proposal is not listed in the Proxy Voting Guidelines, then one of the two following methods will be selected by MRP depending upon the facts and circumstances of each situation and the requirements of applicable law:

A. Voting the proxy in accordance with the voting recommendation of a non-affiliated third party vendor. If the third party vendor’s recommendations are not received in a timely fashion, MRP will abstain from voting the proxy.

B.	Voting the proxy pursuant to direction by the Board of Trustees of the Fund.

SECTION 5 - PROXY VOTING RECORDS

MRP will maintain the following records under these policies and procedures:

I.	A copy of all policies and procedures.

II.	A copy of each proxy statement received regarding the Fund’s securities.

A-3

III.	A record of each vote cast by MRP on behalf of the Fund.

IV.	A copy of any document created by MRP that was material to making a decision on how to vote proxies on behalf of the Fund or that memorialize the basis for that decision.

V.	A copy of each written request by the Fund for information on how MRP voted proxies on behalf of the Fund, and a copy of any written response by MRP to any (written or verbal) request for information on how MRP voted proxies on behalf of the Fund.

The foregoing records will be retained for at least six (6) years from the end of the year the document was created. MRP may rely on one or more third parties to create and retain the records referred to in items II and III above.

SECTION 6 – REPORTING AND DISCLOSURES

A copy of these policies and procedures will be provided to the Fund and the Board of Trustees anytime upon request and at least annually for review and approval. In addition, information on each proxy voted will be provided to the Fund, in accordance with its written policies and procedures as follows:

I.	The Responsible Voting Party shall complete a Form N-PX Report at the time a proxy is voted on behalf of the Fund and deliver a copy to the CCO.

II.	On or around July 1st of each year, the CCO shall review the proxy voting records to determine whether any proxy votes were cast on behalf of the Fund for which reports were not filed. If an unreported vote is discovered, the CCO shall contact the Responsible Voting Party for an explanation and documentation.

III.	Upon completion of the review, the CCO shall compile all Form N-PX reports submitted for the 12-month period ended June 30 and complete Form N-PX. The CCO will send a completed Form N-PX to the Fund Administrator who is responsible for filing the Form N-PX with the SEC by August 1 of each year.

IV.	MRP will provide quarterly certifications with respect to its adherence to its proxy voting and exemptive order policies and procedures.

The CCO will ensure that MRP’s proxy voting policy is disclosed in the firm’s Form ADV Part 2A.

A-4

PART C

OTHER INFORMATION

Item 28. Financial Statements and Exhibits.

(a) Articles of Incorporation.

(i)	Registrant's Trust Instrument was previously filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015 with Post-Effective Amendment No. 1 and is incorporated by reference.

(ii)	Certificate of Trust was previously filed as an exhibit to the Registrant’s Registration Statement on June 8, 2015 and is incorporated by reference.

(b) By-Laws. Registrant's By-Laws was previously filed as an exhibit to the Registrant’s

Registration Statement on August 14, 2015 with Post-Effective Amendment No. 1 and is incorporated by reference.

(c) Instruments Defining Rights of Security Holder. None other than in the Declaration of Trust and By-Laws of the Registrant.

(d) Investment Advisory Contracts.

(i)	Management Agreement between Anchor Capital Management Group, Inc. and the Registrant with respect to Anchor Tactical Credit Strategies Fund was previously filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015 with Post-Effective Amendment No. 1 and is incorporated by reference.

(ii)	Management Agreement between Main Management Fund Advisors, LLC and the Registrant, with respect to the Main BuyWrite Fund was previously filed as an exhibit to the Registrant’s Registration Statement on December 21, 2015 in Post-Effective Amendment No. 3 and is incorporated by reference.

(iii)	Management Agreement between Measured Risk Portfolios, Inc. and the Registrant, with respect to the Measured Risk Strategy Fund was previously filed as an exhibit to the Registrant’s Registration Statement on December 21, 2015 with Post-Effective Amendment No. 4 and is incorporated by reference.

(iv)	Management Agreement between Tree Ring Capital Management LLC and the Registrant, with respect to the Tree Ring Stock Fund was previously filed as an exhibit to the Registrant’s Registration Statement on March 24, 2016 with Post-Effective Amendment No. 7 and is incorporated by reference.

(v)	Management Agreement between Moerus Capital Management LLC and the Registrant, with respect to the Moerus Worldwide Value Fund was previously filed as an exhibit to the Registrant’s Registration Statement on May 20, 2016 with Post-Effective Amendment No. 10 and is incorporated by reference.

(vi)	Form of Management Agreement between LGM Capital Management, LLC and the Registrant, with respect to the Low Beta Tactical 500 Fund was previously filed as an exhibit to the Registrant’s Registration Statement on August 26, 2016 with Post-Effective Amendment No. 15 and is incorporated by reference.

(vii)	Management Agreement between Anchor Capital Management Group, Inc. and the Registrant, with respect to the Anchor Tactical Equity Strategies Fund, Anchor Tactical Municipal Strategies Fund, Anchor Tactical Real Estate Fund, Anchor Tactical Equity Strategies VP, Anchor Tactical Municipal Strategies VP, Anchor Tactical Real Estate VP, and Anchor Tactical Credit Strategies VP was previously filed as an exhibit to the Registrant’s Registration Statement on August 31, 2016 with Post-Effective Amendment No. 16 and is incorporated by reference.

(viii)	Management Agreement between Blue Sky Asset Management, LLC and the Registrant, with respect to the QUANTX Risk Managed Growth ETF, QUANTX Risk Managed Multi-Asset Income ETF, QUANTX Risk Managed Real Return ETF, QUANTX Risk Managed Multi-Asset Total Return ETF and QUANTX Dynamic Beta US Equity ETF was previously filed as an exhibit to the Registrant’s Registration Statement on January 20, 2017 with Post-Effective Amendment No. 38 and is incorporated by reference.

(ix)	Form of Sub-Advisory Agreement between Measured Risk Portfolios, Inc. and Black Peak Capital, LLC was previously filed as an exhibit to the Registrant’s Registration Statement on December 8, 2016 with Post-Effective Amendment No. 27 and is incorporated by reference.

(x)	Management Agreement between Regents Park Funds, LLC and the Registrant, with respect to the Affinity Global Franchise Equity ETF and Anfield Capital Diversified Liquid Alternatives ETF was previously filed as an exhibit to the Registrant’s Registration Statement on October 6, 2016 with Post-Effective Amendment No. 21 and is incorporated by reference.

(xi)	Sub-advisory Agreement between Regents Park Funds, LLC and Affinity Investment Advisors, LLC with respect to the Affinity Global Franchise Equity ETF was previously filed as an exhibit to the Registrant’s Registration Statement on May 12, 2017 with Post-Effective Amendment No. 63 and is incorporated by reference.

(xii)	Sub-advisory Agreement between Regents Park Funds, LLC and Anfield Capital Management, LLC with respect to the Anfield Capital Diversified Liquid Alternatives ETF was previously filed as an exhibit to the Registrant’s Registration Statement on October 6, 2016 with Post-Effective Amendment No. 21 and is incorporated by reference.

(xiii)	Management Agreement between FormuliaFolio Investments, LLC and the Registrant, with respect to the FormulaFolios Hedged Growth ETF and FormulaFolios Income ETF was previously filed as an exhibit to the Registrant’s Registration Statement on May 5, 2017 with Post-Effective Amendment No. 62 and is incorporated by reference.

(xiii)	Management Agreement between FormuliaFolio Investments, LLC and the Registrant, with respect to the FormulaFolios Smart Growth ETF and FormulaFolios Tactical Growth ETF was previously filed as an exhibit to the Registrant’s Registration Statement on October 23, 2017 with Post-Effective Amendment No. 78 and is incorporated by reference.

(xiv)	Management Agreement between CWM Advisors, LLC dba Inspire and the Registrant was previously filed as an exhibit to the Registrant’s Registration Statement on February 10, 2017 with Post-Effective Amendment No. 44 and is incorporated by reference.

a.	Amended Appendix A to Management Agreement between CWM Advisors, LLC dba Inspire and the Registrant was previously filed as an exhibit to the Registrant’s Registration Statement on October 20, 2017 with Post-Effective Amendment No. 77 and is incorporated by reference.

(xv)	Management Agreement between Main Management ETF Advisors, LLC and the Registrant, with respect to the Main Sector Rotation ETF was previously filed as an exhibit to the Registrant’s Registration Statement on July 7, 2017 with Post-Effective Amendment No. 66 and is incorporated by reference.

(xvi)	Management Agreement between IQ Capital Strategy, LLC and the Registrant, with respect to the IQ-Striquer Fund was previously filed as an exhibit to the Registrant’s Registration Statement on October 11, 2017 with Post-Effective Amendment No. 73 and is incorporated by reference.

(xvii)	Management Agreement between Sage Advisory Services, LTD. Co. and the Registrant, with respect to the Sage ESG Intermediate Credit ETF was previously filed as an exhibit to the Registrant’s Registration Statement on October 20, 2017 with post-Effective Amendment No. 76 and is incorporated by reference.

(xviii)	Management Agreement between Orange Investment Advisors and the Registrant, with respect to the Orange Structured Credit Value Fund to be filed by subsequent amendment.

(e) Underwriting Contracts.

(i)	Underwriting Agreement with Northern Lights Distributors, LLC, was previously filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015 with Post-Effective Amendment No. 1 and is incorporated by reference.

(ii)	Underwriting Agreement with Ceros Financial Services was previously filed as an exhibit to the Registrant’s Registration Statement on March 24, 2016 with Post-Effective Amendment No. 7 and is incorporated by reference.

(iii)	Underwriting Agreement with Foreside Fund Services, LLC was previously filed as an exhibit to the Registrant’s Registration Statement on May 20, 2016 with Post-Effective Amendment No. 10 and is incorporated by reference.

a.	Underwriting Agreement with Foreside Fund Services, LLC was previously filed as an exhibit to the Registrant’s Registration Statement on March 26, 2018 with Post-Effective Amendment No. 95 and is incorporated by reference..

(iv)	ETF Underwriting Agreement with Northern Lights Distributors, LLC, was previously filed as an exhibit to the Registrant’s Registration Statement on January 20, 2017 with Post-Effective Amendment No. 38 and is incorporated by reference.

(f) Bonus or Profit Sharing Contracts. None.

(g) Custodial Agreement.

(i)	Custody Agreement with MUFG Union Bank, N.A. was previously filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015 with Post-Effective Amendment No. 1 and is incorporated by reference.

(ii)	Custody Agreement with The Huntington National Bank was previously filed as an exhibit to the Registrant’s Registration Statement on December 21, 2015 with Post-Effective Amendment No. 4 and is incorporated by reference.
(iii)	Form of Custody Agreement with The Bank of New York Mellon was previously filed as an exhibit to the Registrant’s Registration Statement on May 20, 2016 with Post-Effective Amendment No. 10 and is incorporated by reference.

(iv)	Custodian and Transfer Agreement with Brown Brothers Harriman & Co., was previously filed as an exhibit to the Registrant’s Registration Statement on January 20, 2017 with Post-Effective Amendment No. 38 and is incorporated by reference.

(v)	Custody Agreement with Fifth Third Bank was previously filed as an exhibit to the Registrant’s Registration Statement on October 11, 2017 with Post-Effective Amendment No. 73 and is incorporated by reference.

(h) Other Material Contracts.

(i)	Fund Services Agreement was previously filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015 with Post-Effective Amendment No. 1 and is incorporated by reference.

(ii)	Expense Limitation Agreement between Main Management Fund Advisors, LLC and the Registrant with respect to the Main BuyWrite Fund was previously filed as an exhibit to the Registrant’s Registration Statement on March 28, 2017 with Post-Effective Amendment No. 52 and is incorporated by reference.

(iii)	Expense Limitation Agreement between Measured Risk Portfolios, Inc. and the Registrant with respect to the Measured Risk Strategy Fund was previously filed as an exhibit to the Registrant’s Registration Statement on December 21, 2015 with Post-Effective Amendment No. 4 and is incorporated by reference.

(iv)	Expense Limitation Agreement between Anchor Capital Management Group, Inc. and the Registrant with respect to Anchor Tactical Credit Strategies Fund previously filed as an exhibit to the Registrant’s Registration Statement on January 11, 2016 with Post-Effective Amendment No. 5 and is incorporated by reference.

(v)	Expense Limitation Agreement between Tree Ring Capital Management LLC and the Registrant, with respect to the Tree Ring Stock Fund was previously filed as an exhibit to the Registrant’s Registration Statement on March 24, 2016 with Post-Effective Amendment No. 7 and is incorporated by reference.

(vi)	Expense Limitation Agreement between Moerus Capital Management LLC and the Registrant, with respect to the Moerus Worldwide Value Fund was previously filed as an exhibit to the Registrant’s Registration Statement on May 20, 2016 with Post-Effective Amendment No. 10 and is incorporated by reference.

(vii)	Expense Limitation Agreement between LGM Capital Management, LLC and the Registrant, with respect to the Low Beta Tactical 500 Fund was previously filed as an exhibit to the Registrant’s Registration Statement on March 28, 2017 with Post-Effective Amendment No. 52 and is incorporated by reference.

(viii)	Expense Limitation Agreement between Anchor Capital Management Group, Inc. and the Registrant, with respect to the Anchor Tactical Equity Strategies Fund, Anchor Tactical Municipal Strategies Fund, and Anchor Tactical Real Estate Fund was previously filed as an exhibit to the Registrant’s Registration Statement on August 31, 2016 with Post-Effective Amendment No. 16 and is incorporated by reference.

(ix)	Expense Limitation Agreement between Regents Park Funds, LLC and the Registrant, with respect to the Affinity Global Franchise Equity ETF and Anfield Capital Diversified Liquid Alternatives ETF was previously filed as an exhibit to the Registrant’s Registration Statement on October 6, 2016 with Post-Effective Amendment No. 21 and is incorporated by reference.

(x)	ETF Fund Services Agreement with Gemini Fund Services, LLC was previously filed as an exhibit to the Registrant’s Registration Statement on October 6, 2016 with Post-Effective Amendment No. 21 and is incorporated by reference.

(xi)	Amended Expense Limitation between Anchor Capital Management Group, Inc. and the Registrant, with respect to the Anchor Tactical Credit Strategies Fund was previously filed as an exhibit to the Registrant’s Registration Statement on October 26, 2016 with Post-Effective Amendment No. 22 and is incorporated by reference.

(xii)	Amended and Restated Expense Limitation Agreement between FormulaFolio Investments, LLC and the Registrant, with respect to FormulaFolios Hedged Growth ETF, FormulaFolios Income ETF, FormulaFolios Smart Growth ETF and FormulaFolios Tactical Growth ETF was previously filed as an exhibit to the Registrant’s Registration Statement on October 23, 2017 with Post-Effective Amendment No. 78 and is incorporated by reference.

(xiii)	Expense Limitation Agreement between Anchor Capital Management Group, Inc. and the Registrant with respect to Anchor Tactical Credit Strategies VP, Anchor Tactical Equity Strategies VP, Anchor Tactical Municipal Strategies VP and Anchor Tactical Real Estate VP was filed as an exhibit to the Registrant’s Registration Statement on December 29, 2016 with Post-Effective Amendment No. 31 and is incorporated by reference.

(xiv)	Amended and Restated Expense Limitation Agreement between CWM Advisors, LLC dba Inspire and the Registrant was previously filed as an exhibit to the Registrant’s Registration Statement on October 20, 2017 with Post-Effective Amendment No. 77 and is incorporated by reference.

(xv)	Fund Services Agreement with Blue Sky Asset Management, LLC and the Registrant, with respect to the with respect to the QUANTX Risk Managed Growth ETF, QUANTX Risk Managed Multi-Asset Income ETF, QUANTX Risk Managed Real Return ETF, QUANTX Risk Managed Multi-Asset Total Return ETF and QUANTX Dynamic Beta US Equity ETF was previously filed as an exhibit to the Registrant’s Registration Statement on January 20, 2017 with Post-Effective Amendment No. 38 and is incorporated by reference.

(xvi)	Expense Limitation Agreement between Main Management ETF Advisors, LLC and the Registrant with respect to the Main Sector Rotation ETF was previously filed as an exhibit to the Registrant’s Registration Statement on July 7, 2017 with Post-Effective Amendment No. 66 and is incorporated by reference.

(xvii)	Expense Limitation Agreement between IQ Capital Strategy, LLC and the Registrant, with respect to the IQ-Striquer Fund was previously filed as an exhibit to the Registrant’s Registration Statement on October 11, 2017 with Post-Effective Amendment No. 73 and is incorporated by reference.

.

(xviii)	Expense Limitation Agreement between Sage Advisory Services LTD Co. and the Registrant, with respect to the Sage ESG Intermediate Credit ETF was previously filed as an exhibit to the Registrant’s Registration Statement on October 20, 2017 with post-Effective Amendment No. 76 and is incorporated by reference.

(xix)	Expense Limitation Agreement between Orange Investment Advisors and the Registrant, with respect to the Orange Structured Credit Value Fund to be filed by subsequent amendment.

(i)	Amended Expense Limitation between Anchor Capital Management Group, Inc. and the Registrant, with respect to the Anchor Tactical Credit Strategies Fund, Anchor Tactical Equity Strategies Fund, Anchor Tactical Municipal Strategies Fund, and Anchor Tactical Real Estate Fund was previously filed as an exhibit to the Registrant’s Registration Statement on December 22, 2017 with post-Effective Amendment No. 90 and is incorporated by reference.

(i) Legal Opinion.

(i)	Legal Opinion of Thompson Hine LLP was previously filed as an exhibit to the Registrant’s Registration Statement on October 20, 2017 with Post-Effective Amendment No. 76 and is incorporated by reference.

(ii)	Legal Consent of Thompson Hine, LLP is filed herewith.

(j) Other Opinions.

(i)	Consent of Independent Public Accounting Firm is filed herewith.

(k) Omitted Financial Statements. None.

(l) Initial Capital Agreements. None.

(m) Rule 12b-1 Plans.

(i)	Plan of Distribution Pursuant to Rule 12b-1 for Class A shares was previously filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015 with Post-Effective Amendment No. 1 and is incorporated by reference.

(b)	Amended Exhibit A to Plan of Distribution Pursuant to Rule 12b-1 for Class A shares to add the IQ-Striquer Fund was previously filed as an exhibit to the Registrant’s Registration Statement on October 11, 2017 with Post-Effective Amendment No. 73 and is incorporated by reference.

(ii)	Plan of Distribution Pursuant to Rule 12b-1 for Class C shares was previously filed as an exhibit to the Registrant’s Registration Statement on December 21, 2015 in Post-Effective Amendment No. 4 and is incorporated by reference.

(a)	Amended Exhibit A to Plan of Distribution Pursuant to Rule 12b-1 for Class C shares to was previously filed as an exhibit to the Registrant’s Registration Statement on October 11, 2017 with Post-Effective Amendment No. 73 and is incorporated by reference.

(iii)	Plan of Distribution Pursuant to Rule 12b-1 for Institutional Class shares was previously filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015 with Post-Effective Amendment No. 1 and is incorporated by reference.

(a)	Amended Exhibit A to Plan of Distribution Pursuant to Rule 12b-1 for Institutional Class Shares was previously filed as an exhibit to the Registrant’s Registration Statement on August 31, 2016 with Post-Effective Amendment No. 16 and is incorporated by reference.

(iv)	Plan of Distribution Pursuant to Rule 12b-1 for Class N Shares was previously filed as an exhibit to the Registrant’s Registration Statement on May 20, 2016 with Post-Effective Amendment No. 10 and is incorporated by reference.

(vi)	Plan of Distribution Pursuant to Rule 12b-1 for Investor Class Shares was previously filed as an exhibit to the Registrant’s Registration Statement on May 20, 2016 with Post-Effective Amendment No. 10 and is incorporated by reference.

(a)	Amended Exhibit A to Plan of Distribution Pursuant to Rule 12b-1 for Investor Class Shares was filed as an exhibit to the Registrant’s Registration Statement on March 24, 2017 with Post-Effective Amendment No. 51 and is incorporated by reference.

(vii)	Plan of Distribution Pursuant to Rule 12b-1 for Non-Designated Shares was previously filed as an exhibit to the Registrant’s Registration Statement on August 31, 2016 with Post-Effective Amendment No. 16 and is incorporated by reference.

(viii)	ETF Distribution Plan Pursuant to Rule 12b-1 was previously filed as an exhibit to the Registrant’s Registration Statement on July 7, 2017 with Post-Effective Amendment No. 66 and is incorporated by reference.

(a)	Amended Schedule A to ETF Distribution Plan was previously filed as an exhibit to the Registrant’s Registration Statement on October 23, 2017 with post-Effective Amendment No. 78 and is incorporated by reference.

(n)

(i)	Rule 18f-3 Plan was previously filed as an exhibit to the Registrant’s Registration Statement on December 21, 2015 with Post-Effective Amendment No. 3 and is incorporated by reference.

(a)	Amended Appendix A to Rule 18f-3 Plan was previously filed as an exhibit to the Registrant’s Registration Statement on March 28, 2017 with Post-Effective Amendment No. 52 and is incorporated by reference.

(b)	Amended Appendix A to Rule 18f-3 Plan to include IQ-Striquer Fund and Orange Structured Credit Value Fund to be filed by subsequent amendment.

(o) Reserved.

(p) Code of Ethics.

(i)	Code of Ethics for the Trust was previously filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015 with Post-Effective Amendment No. 1 and is incorporated by reference.

(ii)	Code of Ethics for Anchor Capital Management Group, Inc. was previously filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015 with Post-Effective Amendment No. 1 and is incorporated by reference.

(iii)	Code of Ethics for Northern Lights Distributors was previously filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015 with Post-Effective Amendment No. 1 and is incorporated by reference.

(iv) Code of Ethics for Main Management Fund Advisors, LLC and Main Management ETF Advisors, LLC was previously filed as an exhibit to the Registrant’s Registration Statement on July 7, 2017 with Post-Effective Amendment No. 66 and is incorporated by reference.

(v)	Code of Ethics for Measured Risk Portfolios, Inc. was previously filed as an exhibit to the Registrant’s Registration Statement on December 21, 2015 in Post-Effective Amendment No. 4 and is incorporated by reference.

(vi)	Code of Ethics for Tree Ring Capital Management LLC was previously filed as an exhibit to the Registrant’s Registration Statement on March 24, 2016 with Post-Effective Amendment No. 7 and is incorporated by reference.

(vii)	Code of Ethics for Moerus Capital Management LLC was previously filed as an exhibit to the Registrant’s Registration Statement on May 20, 2016 with Post-Effective Amendment No. 10 and is incorporated by reference.

(viii)	Code of Ethics for LGM Capital Management, LLC was previously filed as an exhibit to the Registrant’s Registration Statement on April 24, 2017 with Post-Effective Amendment No. 57 and is incorporated by reference.

(ix)	Code of Ethics for Blue Sky Asset Management, LLC was previously filed as an exhibit to the Registrant’s Registration Statement on January 20, 2017 with Post-Effective Amendment No. 38 and is incorporated by reference.

(x)	Code of Ethics for Regents Park Funds, LLC was previously filed as an exhibit to the Registrant’s Registration Statement on May 12, 2017 with Post-Effective Amendment No. 63 and is incorporated by reference.

(xi)	Code of Ethics for Affinity Investment Advisors, LLC was previously filed as an exhibit to the Registrant’s Registration Statement on May 12, 2017 with Post-Effective Amendment No. 63 and is incorporated by reference.

(xii)	Code of Ethics for Anfield Capital Management, LLC was previously filed as an exhibit to the Registrant’s Registration Statement on May 12, 2017 with Post-Effective Amendment No. 63 and is incorporated by reference.

(xiii)	Code of Ethics for FormuliaFolio Investments, LLC was previously filed as an exhibit to the Registrant’s Registration Statement on May 5, 2017 with Post-Effective Amendment No. 21 and is incorporated by reference.

(xiv)	Code of Ethics for CWM Advisers, LLC dba Inspire was previously filed as an exhibit to the Registrant’s Registration Statement on February 10, 2017 with Post-Effective Amendment No. 44 and is incorporated by reference.

(xv)	Code of Ethics for IQ Capital Strategy, LLC was previously filed as an exhibit to the Registrant’s Registration Statement on October 11, 2017 with Post-Effective Amendment No. 73 and is incorporated by reference.

(xvi)	Code of Ethics for Sage Advisory Services LTD Co. was previously filed as an exhibit to the Registrant’s Registration Statement on October 20, 2017 with post-Effective Amendment No. 76 and is incorporated by reference.

(xvii)	Code of Ethics for Orange Investment Advisors is to be filed by amendment.

(q) Powers of Attorney. Power of Attorney for the Trust, and a certificate with respect thereto, and each trustee and executive officer, was previously filed as an exhibit to the Registrant’s Registration Statement on August 14, 2015 with Post-Effective Amendment No. 1 and is incorporated by reference.

Item 29. Control Persons. None.

Item 30. Indemnification.

Generally, certain of the agreements with the Trust, or related to the Trust, provide indemnification of the Trust’s Trustees, officers, the underwriter, and certain Trust affiliates.  Insurance carried by the Trust provides indemnification of the Trustees and officers.  The details of these sources of indemnification and insurance follow.

Article VIII, Section 2(a) of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust. This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted. Nothing contained in the Agreement and Declaration of Trust indemnifies, holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Article VIII, Section 2(b) provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Delaware law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Pursuant to the Underwriting Agreement between the Trust and Northern lights Distributors, LLC (“NLD”), the Trust agrees to indemnify, defend and hold NLD, its several officers and managers, and any person who controls NLD within the meaning of Section 15 of the Securities Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which NLD, its officers and managers, or any such controlling persons, may incur under the Securities Act, the 1940 Act, or common law or otherwise, arising out of or based upon: (i) any untrue statement, or alleged untrue statement, of a material fact required to be stated in either any Registration Statement or any Prospectus,  (ii) any omission, or alleged omission, to state a material fact required to be stated in any Registration Statement or any Prospectus or necessary to make the statements in any of them not misleading, (iii) the Trust’s  failure to maintain an effective Registration statement and Prospectus with respect to Shares of the Funds that are the subject of the claim or demand, (iv) the Trust’s failure to provide NLD with advertising or sales materials to be filed with the FINRA on a timely basis, (v) the Trust’s failure to properly register Fund Shares under applicable state laws, or (vi) actions taken by NLD resulting from NLD’s reliance on instructions received from an officer, agent or legal counsel of the Trust.

Pursuant to the Underwriting Agreement, NLD agrees to indemnify, defend and hold the Trust, its several officers and Board members, and any person who controls the Trust within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which the Trust, its officers or Board members, or any such controlling person, may incur under the Securities Act, the 1940 Act, or under common law or otherwise, but only to the extent that such liability or expense incurred by the Trust , its officers or Board members, or such controlling person results from such claims or demands: (i) arising out of or based upon any sales literature, advertisements, information, statements or representations made by NLD and unauthorized by the Trust or any Disqualifying Conduct in connection with the offering and sale of any Shares, or (ii) arising out of or based upon any untrue, or alleged untrue, statement of a material fact contained in information furnished in writing by NLD to the Fund  specifically for use in the Trust’s  Registration Statement and used in the answers to any of the items of the Registration Statement or in the corresponding statements made in the Prospectus, or shall arise out of or be based upon any omission, or alleged omission, to state a material fact in connection with such information furnished in writing by NLD to the Trust  and required to be stated in such answers or necessary to make such information not misleading.

The Registrant maintains a mutual fund directors and officers liability policy. The policy, under certain circumstances, such as the inability of the Trust to indemnify Trustees and officers provides coverage to Trustees and officers.  Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or certain breaches of duty.

Generally, each management agreement or investment advisory agreement provides that neither the adviser nor any director, manager, officer or employee of the adviser performing services for the Trust at the direction or request of the adviser in connection with the adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the adviser or any sub-adviser retained by the adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the adviser against any liability to the Trust or its shareholders to which the adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the adviser's duties, or by reason of the adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.  Additionally, generally, each sub-advisory agreement provides that the subadviser shall indemnify the adviser, the Trust and each Fund, and their respective affiliates and controlling persons for any liability and expenses, including without limitation reasonable attorneys' fees and expenses, which the adviser, the Trust and/or the Fund and their respective affiliates and controlling persons may sustain as a result of the subadviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.  Generally, each sub-advisory agreement provides that adviser shall indemnify the subadviser, its affiliates and its controlling persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

Pursuant to the Distribution Agreement (“Agreement”), the Foreside Fund Services, LLC. has agreed to indemnify, defend, and hold the Registrant, its affiliates, and each of their respective trustees, officers, employees, representatives, and any person who controls or previously controlled the Registrant within the meaning of Section 15 of the 1933 Act, (collectively, the “Registrant Indemnitees”) free and harmless from and against any and all losses, claims, demands, liabilities, damages and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages or expenses and any reasonable counsel fees incurred in connection therewith) (collectively, “Losses”) that any Registrant Indemnitee may incur under the 1933 Act, the 1934 Act, the 1940 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise arising out of or based upon (i) the Distributior‘s breach of any of its obligations, representations, warranties or covenants contained in the Agreement; (ii) the Distributior‘s failure to comply with any applicable securities laws or regulations; or (iii) any claim that the Registration Statement, Prospectus, sales literature and advertising materials or other information filed or made public by the Registrant (as from time to time amended) include or included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements not misleading, insofar as such statement or omission was made in reliance upon and in conformity with information furnished to the Registrant by the Distributior in writing. In no event shall anything contained in the Agreement be so construed as to protect the Registrant against any liability to the Distributior to which the Registrant would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Agreement or by reason of its reckless disregard of its obligations under the Agreement.

Item 31. Activities of Investment Advisor.

Certain information pertaining to the business and other connections of each Advisor of each series of the Trust is incorporated herein by reference to the section of the respective Prospectus captioned “Investment Advisor” and to the section of the respective Statement of Additional Information captioned “Investment Advisory and Other Services.” The information required by this Item 26 with respect to each director, officer or partner of each Advisor is incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”). Each Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov, and may be requested by File No. as follows:

Anchor Capital Management Group, Inc., adviser to the Anchor Tactical Credit Strategies Fund, Anchor Tactical Equity Strategies Fund, Anchor Tactical Municipal Strategies Fund, Anchor Tactical Real Estate Fund, Anchor Tactical Equity Strategies VP, Anchor Tactical Municipal Strategies VP, Anchor Tactical Real Estate VP, and Anchor Tactical Credit Strategies VP -- File No. 801-19624.

Main Management Fund Advisors, LLC, adviser to the Main BuyWrite Fund – File No. 801-106755.

Main Management ETF Advisors, LLC, adviser to the Main Sector Rotation ETF – File No. 801-110799.

Measured Risk Portfolios, Inc., adviser to the Measured Risk Strategy Fund – File No. 801-80124.

Tree Ring Capital Management LLC, adviser to the Tree Ring Stock Fund – File No. 801-107217.

Moerus Capital Management LLC, adviser to the Moerus Worldwide Value Fund – File No. 801-107225.

LGM Capital Management, LLC adviser to the Low Beta Tactical 500 Fund – File No.801-108408.

Blue Sky Asset Management, LLC adviser to QUANTX Risk Managed Growth ETF, QUANTX Risk Managed Multi-Asset Income ETF, QUANTX Risk Managed Real Return ETF, QUANTX Risk Managed Multi-Asset Total Return ETF, QUANTX Dynamic Beta US Equity ETF- File No.801-78019.

Black Peak Capital, LLC, sub-adviser to Measured Risk Strategy Fund – File No. 801-108415.

Regents Park Funds, LLC adviser to Affinity Global Franchise ETF and Anfield Capital Diversified Liquid Alternatives ETF- File No. 801-108885.

Affinity Investments Advisors, LLC, sub-adviser to Affinity Global Franchise ETF-File No. 801-42015.

Anfield Capital Management, LLC sub-adviser to Anfield Capital Diversified Liquid Alternatives ETF- File No. 801-77714.

FormuliaFolio Investments, LLC adviser to FormulaFolios Hedged Growth ETF, FormulaFolios Income ETF, FormulaFolios Smart Growth ETF and FormulaFolios Tactical Growth ETF - File No. 801-72780.

CWM Advisers, LLC dba Inspire adviser to Inspire Global Hope Large Cap ETF, Inspire Small/Mid Cap Impact ETF, Inspire Corporate Bond Impact ETF and Inspire 100 ETF File No. 801-108947.

IQ Capital Strategy, LLC adviser to IQ-Striquer Fund - File No.801-110960.

Sage Advisory Services LTD Co, adviser to Sage ESG Intermediate Credit ETF - File No. 801-52937.

Orange Investment Advisors, LLC adviser to Orange Structured Credit Value Fund - File No. [to be provided by subsequent amendment].

Item 32. Principal Underwriter.

(a) Northern Lights Distributors, LLC, the principal underwriter to the Trust also acts as principal underwriter for the following investment companies:

AdvisorOne Funds, Arrow DWA Tactical ETF, Arrow QVM Equity Factor ETF, Arrow Reserve Capital Management ETF, Arrow Dogs of the World ETF, Arrow DWA Country Rotation ETF, Arrow ETF Trust, Centerstone Investors Trust, Copeland Trust, Equinox Funds Trust, Forethought Variable Insurance Trust, Miller Investment Trust, Multi-Strategy Growth & Income Fund, Mutual Fund Series Trust, Mutual Fund and Variable Insurance Trust, Neiman Funds, Nile Capital Investment Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Variable Trust, OCM Mutual Fund, PREDEX, The Saratoga Advantage Trust, Tributary Funds, Inc., Two Roads Shared Trust and Vertical Capital Income Fund.

Ceros Financial Services, Inc., 1445 Research Blvd., Suite 530, Rockville, MD 20850, also acts as the principal underwriter to Advisors Preferred Trust underwriter for certain series of the following investment companies: Northern Lights Fund Trust II and Advisors Preferred Trust.

Foreside Fund Services, LLC serves as principal distributor for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	ABS Long/Short Strategies Fund
2.	Absolute Shares Trust
3.	Active Weighting Funds ETF Trust
4.	AdvisorShares Trust
5.	AmericaFirst Quantitative Funds
6.	American Century ETF Trust
7.	ARK ETF Trust
8.	Avenue Mutual Funds Trust
9.	BP Capital TwinLine Energy Fund, Series of Professionally Managed Portfolios
10.	BP Capital TwinLine MLP Fund, Series of Professionally Managed Portfolios
11.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust
12.	Bridgeway Funds, Inc.
13.	Brinker Capital Destinations Trust
14.	Calvert Ultra-Short Duration Income NextShares, Series of Calvert Management Series
15.	Center Coast MLP & Infrastructure Fund
16.	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust
17.	Context Capital Funds
18.	CornerCap Group of Funds
19.	Davis Fundamental ETF Trust
20.	Direxion Shares ETF Trust
21.	Eaton Vance NextShares Trust
22.	Eaton Vance NextShares Trust II
23.	EIP Investment Trust
24.	Elkhorn ETF Trust
25.	EntrepreneurShares Series Trust
26.	Evanston Alternative Opportunities Fund
27.	Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II)
28.	FEG Absolute Access Fund I LLC
29.	Fiera Capital Series Trust
30.	FlexShares Trust
31.	Forum Funds
32.	Forum Funds II
33.	FQF Trust
34.	Friess Small Cap Growth Fund, Series of Managed Portfolio Series
35.	GraniteShares ETF Trust
36.	Guinness Atkinson Funds
37.	Horizons ETF Trust I (f/k/a Recon Capital Series Trust)
38.	Infinity Core Alternative Fund
39.	Innovator IBD® 50 ETF, Series of Innovator ETFs Trust
40.	Innovator IBD® ETF Leaders ETF, Series of Innovator ETFs Trust
41.	Ironwood Institutional Multi-Strategy Fund LLC
42.	Ironwood Multi-Strategy Fund LLC
43.	John Hancock Exchange-Traded Fund Trust
44.	Manor Investment Funds
45.	Miller/Howard Funds Trust
46.	Miller/Howard High Income Equity Fund
47.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
48.	MProved Systematic Long-Short Fund, Series Portfolios Trust
49.	MProved Systematic Merger Arbitrage Fund, Series Portfolios Trust
50.	MProved Systematic Multi-Strategy Fund, Series Portfolios Trust
51.	NYSE® Pickens Oil Response™ ETF, Series of ETF Series Solutions
52.	OSI ETF Trust
53.	Palmer Square Opportunistic Income Fund
54.	Partners Group Private Income Opportunities, LLC
55.	PENN Capital Funds Trust
56.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
57.	Pine Grove Alternative Institutional Fund
58.	Plan Investment Fund, Inc.
59.	PMC Funds, Series of Trust for Professional Managers
60.	Point Bridge GOP Stock Tracker ETF, Series of ETF Series Solutions
61.	Quaker Investment Trust
62.	Ranger Funds Investment Trust
63.	Renaissance Capital Greenwich Funds
64.	RMB Investors Trust (f/k/a Burnham Investors Trust)
65.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
66.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
67.	Salient MF Trust
68.	SharesPost 100 Fund
69.	Sound Shore Fund, Inc.
70.	Steben Alternative Investment Funds
71.	Steben Select Multi-Strategy Fund
72.	Strategy Shares
73.	The 504 Fund (f/k/a The Pennant 504 Fund)
74.	The Chartwell Funds
75.	The Community Development Fund
76.	The Relative Value Fund
77.	Third Avenue Trust
78.	Third Avenue Variable Series Trust
79.	TIFF Investment Program
80.	Transamerica ETF Trust
81.	U.S. Global Investors Funds
82.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
83.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
84.	VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II
85.	VictoryShares Emerging Market Volatility Wtd ETF, Series of Victory Portfolios II
86.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
87.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
88.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
89.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
90.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
91.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
92.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
93.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
94.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
95.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
96.	Vivaldi Opportunities Fund
97.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
98.	Wintergreen Fund, Inc.
99.	WisdomTree Trust
100.	WST Investment Trust

(b) Northern Lights Distributors, LLC is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of Northern Lights Distributors, LLC is 17605 Wright Street, Omaha, Nebraska 68130. To the best of Registrant’s knowledge, the following are the members and officers of Northern Lights Distributors, LLC:

Name	Positions and Offices with Underwriter	Positions and Offices with the Trust
Brian Nielsen	CEO and Secretary	None
Bill Wostoupal	President	None
Daniel Applegarth	Treasurer/FINOP	None
Mike Nielsen	Chief Compliance Officer and AML Compliance Officer	None
Bill Strait	General Counsel	None

Ceros Financial Services, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of Ceros Financial Services, Inc. is 1445 Research Blvd., Suite 530, Rockville, MD 20850. To the best of Registrant's knowledge, the following are the officers of Ceros Financial Services, Inc.:

Name	Positions and Offices with Underwriter	Positions and Offices with the Trust
Dr. Franz Winklbauer	Chairman	None
M. Catherine Ayers-Rigsby	Chief Executive Officer, Director	None
Robert M. Fox	Chief Financial Officer, Chief Compliance Officer	None

Foreside Fund Services, LLC is registered with the U.S. Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The following are the Officers of the distributor:

Name	Address	Position with Underwriter	Position with the Trust
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President and Treasurer	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Item 33. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant, Adviser, Sub-Adviser, Principal Underwriter, Transfer Agent, Fund Accountant, Administrator and Custodian at the addresses stated in the SAI.

MUFG Union Bank, National Association, 400 California Street, San Francisco, California 94104 (“Union”), provides custodian services to the Anchor Tactical Credit Strategies Fund and the MainBuyWrite Fund.

The Huntington National Bank located at 7 Easton Oval EA4E70, Columbus, OH 43219, provides custodian services to the Measured Risk Strategy Fund and the Tree Ring Stock Fund.

Bank of New York Mellon (“BONY”), located at One Wall Street, New York, New York 10286, provides custodian services to the Moerus Worldwide Value Fund.

Brown Brothers Harriman & Co. (“BBH”), located at 50 Post Office Square, Boston, MA 02110 provides custodian services to the QUANTX Risk Managed Growth ETF, QUANTX Risk Managed Multi-Asset Income ETF, QUANTX Risk Managed Real Return ETF, QUANTX Risk Managed Multi-Asset Total Return ETF, QUANTX Dynamic Beta US Equity ETF, FormulaFolios Hedged Growth ETF, FormulaFolios Income ETF, FormulaFolios Smart Growth ETF, FormulaFolios Tactical Growth ETF, Inspire Global Hope ETF, Inspire Small/Mid Cap Impact ETF, Inspire Corporate Bond Impact ETF and Inspire 100 ETF.

Fifth Third Bank, N.A. (“5/3”), located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263 provides custodian services to IQ-Striquer Fund.

NLD, located at 17605 Wright Street, Omaha, Nebraska 68130, serves as principal underwriter for all series of Northern Lights Fund Trust, except the Tree Ring Stock Fund. NLD maintains all records required to be maintained pursuant to each Fund’s Distribution Plan and Agreement adopted pursuant to Rule 12b-1 under the 1940 Act.

Ceros Financial Services, Inc., located at 1445 Research Boulevard, Suite 530 Rockville, MD 20850, serves as principal underwriter for the Tree Ring Stock Fund and maintains all records required to be maintained pursuant to the Fund’s Master Distribution and Shareholder Servicing Plan and Agreements adopted pursuant to Rule 12b-1 under the 1940 Act.

Item 34. Management Services. Not applicable.

Item 35. Undertakings. Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act, and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hauppauge, State of New York, on the 27th day of March, 2018.

Northern Lights Fund Trust IV

By: _/s/ Wendy Wang_______________

Wendy Wang, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities indicated on March 27, 2018.

Name	Title
Joseph Breslin*	Trustee
Thomas Sarkany*	Trustee
Charles Ranson*	Trustee
Wendy Wang*	President and Principal Executive Officer
Sam Singh*	Treasurer and Principal Financial Officer

*By: _/s/ Wendy Wang

Wendy Wang

Attorney-in-Fact

Exhibit:	EXHIBIT INDEX	Exhibit No.
1	Legal Consent of Thompson Hine LLP	i(ii)
2.	Consent of Independent Public Accounting Firm.	j(i)